TIFF MULTI-ASSET FUND / SCHEDULE OF INVESTMENTS (UNAUDITED)*

September 30, 2020

	Number of Shares	Value
Investments — 103.5% of net assets

Common Stocks — 67.6%

US Common Stocks — 31.8%

Aerospace & Defense — 0.9%
Axon Enterprise, Inc. (a)	1,516	$137,501
Curtiss-Wright Corp.	2,595	242,010
General Dynamics Corp.	1,892	261,910
Hexcel Corp.	5,118	171,709
Howmet Aerospace, Inc.	16,638	278,187
Huntington Ingalls Industries, Inc. (b)	2,974	418,590
Lockheed Martin Corp.	1,896	726,699
Northrop Grumman Corp.	1,987	626,879
Raytheon Technologies Corp.	4,111	236,547
Textron, Inc.	920	33,203
TransDigm Group, Inc.	21,653	10,287,773
		13,421,008
Airlines — 0.0%
Alaska Air Group, Inc.	2,117	77,546
Delta Air Lines, Inc.	5,081	155,377
		232,923
Auto Components — 0.0%
Adient plc (a)	2,317	40,153
Dana, Inc.	3,996	49,231
Goodyear Tire & Rubber Co. (The)	3,621	27,773
		117,157
Automobiles — 0.1%
Ford Motor Co.	24,897	165,814
General Motors Co.	4,015	118,804
Tesla, Inc. (a)	2,670	1,145,457
Thor Industries, Inc.	721	68,682
		1,498,757
Beverages — 0.7%
Brown-Forman Corp., Class B	63,512	4,783,724
Coca-Cola Co. (The)	4,722	233,125
Monster Beverage Corp. (a)	2,768	221,993
PepsiCo, Inc.	36,208	5,018,429
		10,257,271

TIFF MULTI-ASSET FUND / SCHEDULE OF INVESTMENTS (UNAUDITED)*

September 30, 2020

	Number of Shares	Value
Biotechnology — 0.5%
AbbVie, Inc. (b)	9,851	$862,849
Alexion Pharmaceuticals, Inc. (a)	8,921	1,020,830
Alnylam Pharmaceuticals, Inc. (a)	3,045	443,352
Biogen, Inc. (a) (b)	4,031	1,143,514
BioMarin Pharmaceutical, Inc. (a)	2,894	220,176
Exelixis, Inc. (a)	17,695	432,643
Gilead Sciences, Inc. (b)	11,129	703,241
Immunomedics, Inc. (a)	797	67,769
Moderna, Inc. (a)	11,730	829,897
Regeneron Pharmaceuticals, Inc. (a)	683	382,330
Sage Therapeutics, Inc. (a)	696	42,540
United Therapeutics Corp. (a)	4,501	454,601
Vertex Pharmaceuticals, Inc. (a)	1,992	542,063
		7,145,805
Building Products — 0.1%
Johnson Controls International plc	16,776	685,300
Masco Corp. (b)	5,418	298,694
Owens Corning	1,417	97,504
		1,081,498
Capital Markets — 0.2%
Ameriprise Financial, Inc.	1,306	201,267
Bank of New York Mellon Corp. (The)	18,215	625,503
Eaton Vance Corp.	6,201	236,568
Evercore, Inc., Class A	3,226	211,174
Federated Hermes, Inc., Class B	16,876	363,003
Franklin Resources, Inc.	13,984	284,574
State Street Corp.	1,651	97,954
T. Rowe Price Group, Inc.	503	64,495
Virtu Financial, Inc., Class A	6,390	147,034
		2,231,572
Chemicals — 0.2%
Avient Corp.	12,278	324,876
Cabot Corp.	8,833	318,253
DuPont de Nemours, Inc.	3,365	186,690
Eastman Chemical Co. (b)	3,363	262,717
Element Solutions, Inc. (a)	5,432	57,090
Huntsman Corp.	3,241	71,983
LyondellBasell Industries NV, Class A (b)	2,668	188,067
Minerals Technologies, Inc.	1,157	59,123
NewMarket Corp.	797	272,829
Sensient Technologies Corp.	5,684	328,194
Valvoline, Inc.	3,197	60,871

TIFF MULTI-ASSET FUND / SCHEDULE OF INVESTMENTS (UNAUDITED)*

September 30, 2020

	Number of Shares	Value
W.R. Grace & Co.	4,168	$167,929
		2,298,622
Commercial Banks — 0.2%
Associated Banc-Corp.	56,346	711,086
Cathay General Bancorp	9,247	200,475
Comerica, Inc.	2,648	101,286
Fifth Third Bancorp	1,606	34,240
First Citizens BancShares, Inc., Class A	333	106,154
FNB Corp/PA	23,219	157,425
Fulton Financial Corp.	15,414	143,813
International Bancshares Corp.	1,359	35,416
People's United Financial, Inc.	26,127	269,369
Trustmark Corp.	8,301	177,724
UMB Financial Corp.	3,311	162,272
Umpqua Holdings Corp.	3,011	31,977
Wintrust Financial Corp.	2,345	93,917
		2,225,154
Commercial Services & Supplies — 0.1%
Clean Harbors, Inc. (a)	989	55,414
Deluxe Corp.	13,536	348,281
Healthcare Services Group, Inc.	17,256	371,522
Herman Miller, Inc.	8,922	269,087
HNI Corp.	21,392	671,281
KAR Auction Services, Inc.	3,589	51,682
Waste Management, Inc. (b)	3,343	378,327
		2,145,594
Communications Equipment — 0.1%
Ciena Corp. (a) (b)	2,569	101,964
Cisco Systems, Inc. (b)	30,538	1,202,892
CommScope Holding Co., Inc. (a)	4,383	39,447
Juniper Networks, Inc. (b)	1,268	27,262
NetScout Systems, Inc. (a)	5,069	110,656
		1,482,221
Computers & Peripherals — 0.5%
Apple, Inc. (b)	49,783	5,765,369
Dell Technologies, Inc., Class C (a)	4,010	271,437
HP, Inc.	55,754	1,058,768
NCR Corp. (a)	4,581	101,423
NetApp, Inc.	1,015	44,498
Seagate Technology plc	6,915	340,702
Xerox Holdings Corp.	4,445	83,433
		7,665,630

TIFF MULTI-ASSET FUND / SCHEDULE OF INVESTMENTS (UNAUDITED)*

September 30, 2020

	Number of Shares	Value
Construction & Engineering — 0.1%
D.R. Horton, Inc.	863	$65,269
EMCOR Group, Inc.	3,125	211,594
KB Home	5,311	203,889
KBR, Inc.	7,485	167,364
PulteGroup, Inc.	13,742	636,117
Quanta Services, Inc.	1,730	91,448
TRI Pointe Group, Inc. (a)	16,122	292,453
		1,668,134
Consumer Finance — 0.1%
Ally Financial, Inc.	2,976	74,608
Capital One Financial Corp. (b)	3,431	246,552
SLM Corp.	47,102	381,055
Synchrony Financial (b)	12,809	335,212
		1,037,427
Containers & Packaging — 0.1%
Berry Global Group, Inc. (a)	740	35,757
Graphic Packaging Holding Co.	3,964	55,853
International Paper Co.	11,621	471,115
O-I Glass, Inc.	4,438	46,998
Sonoco Products Co.	2,661	135,897
Westrock Co.	3,693	128,295
		873,915
Diversified Consumer Services — 0.0%
Adtalem Global Education, Inc. (a)	1,666	40,883
WW International, Inc. (a)	11,887	224,308
		265,191
Diversified Financial Services — 0.6%
Bank of America Corp.	1,966	47,361
Berkshire Hathaway, Inc., Class B (a) (b)	7,588	1,615,789
Cboe Global Markets, Inc.	1,359	119,239
Citigroup, Inc.	9,672	416,960
DiamondPeak Holdings Corp., Class A (a)	7,067	181,975
JPMorgan Chase & Co. (b)	6,093	586,573
Moody's Corp. (b)	850	246,373
S&P Global, Inc.	1,132	408,199
Spartan Energy Acquisition Corp., Class A (a)	171,094	2,467,176
Star Peak Energy Transition Corp. (a)	35,597	364,869
Subversive Capital Acquistion Corp., Class A (a) (b)	73,700	727,419
US Bancorp	2,831	101,491
Washington Mutual, Inc. (a) (c) (d)	33,600	—

TIFF MULTI-ASSET FUND / SCHEDULE OF INVESTMENTS (UNAUDITED)*

September 30, 2020

	Number of Shares	Value
Wells Fargo & Co. (b)	37,934	$891,828
		8,175,252
Diversified Telecommunication Services — 0.1%
AT&T, Inc.	5,806	165,529
Verizon Communications, Inc. (b)	9,403	559,385
		724,914
Electric Utilities — 0.0%
Exelon Corp. (b)	687	24,567
IDACORP, Inc.	2,381	190,242
NRG Energy, Inc.	2,025	62,249
Pinnacle West Capital Corp.	3,560	265,398
		542,456
Electrical Equipment — 0.0%
Acuity Brands, Inc.	1,588	162,532
Eaton Corp. plc (b)	745	76,012
GrafTech International, Ltd.	15,104	103,311
Hubbell, Inc.	821	112,346
Regal Beloit Corp.	2,368	222,284
		676,485
Electronic Equipment, Instruments & Components — 0.3%
Arrow Electronics, Inc. (a) (b)	14,858	1,168,730
Avnet, Inc.	26,602	687,396
CDW Corp.	2,727	325,958
Dolby Laboratories, Inc., Class A	1,593	105,584
Jabil, Inc.	14,235	487,691
National Instruments Corp.	9,582	342,078
SYNNEX Corp.	6,483	908,009
Vishay Intertechnology, Inc. (b)	36,200	563,634
		4,589,080
Energy Equipment & Services — 0.2%
Cactus, Inc., Class A (b)	77,209	1,481,641
NexTier Oilfield Solutions, Inc. (a)	535,172	990,068
Schlumberger NV (b)	64,624	1,005,549
		3,477,258
Food & Staples Retailing — 0.1%
Kroger Co. (The)	21,793	739,001
Sprouts Farmers Market, Inc. (a)	10,452	218,760
Walmart, Inc. (b)	9,015	1,261,289
		2,219,050

TIFF MULTI-ASSET FUND / SCHEDULE OF INVESTMENTS (UNAUDITED)*

September 30, 2020

	Number of Shares	Value
Food Products — 0.5%
Archer-Daniels-Midland Co.	2,496	$116,039
Bunge, Ltd.	839	38,342
Hain Celestial Group, Inc. (The) (a)	11,104	380,867
Hershey Co. (The)	431	61,780
Ingredion, Inc.	1,803	136,451
McCormick & Co., Inc.	32,953	6,396,177
Pilgrim's Pride Corp. (a)	2,042	30,559
TreeHouse Foods, Inc. (a)	3,716	150,609
Tyson Foods, Inc., Class A (b)	10,056	598,131
		7,908,955
Health Care Equipment & Supplies — 1.7%
Abbott Laboratories (b)	1,593	173,366
Align Technology, Inc. (a)	325	106,392
Baxter International, Inc. (b)	11,736	943,809
Becton Dickinson and Co.	17,395	4,047,469
Boston Scientific Corp. (a)	6,134	234,380
DENTSPLY SIRONA, Inc.	3,717	162,545
DexCom, Inc. (a)	15,940	6,570,946
Edwards Lifesciences Corp. (a)	3,783	301,959
Haemonetics Corp. (a)	1,506	131,399
Hill-Rom Holdings, Inc.	4,939	412,456
Hologic, Inc. (a)	10,945	727,514
ICU Medical, Inc. (a)	757	138,349
IDEXX Laboratories, Inc. (a)	12,388	4,869,847
Stryker Corp.	29,162	6,076,486
Zimmer Biomet Holdings, Inc.	1,416	192,774
		25,089,691
Health Care Providers & Services — 0.4%
AmerisourceBergen Corp.	3,906	378,569
Anthem, Inc.	1,710	459,289
Cardinal Health, Inc. (b)	12,796	600,772
Cerner Corp.	4,867	351,835
Cigna Corp.	817	138,408
CVS Health Corp.	6,713	392,039
HCA Healthcare, Inc.	1,752	218,439
Humana, Inc. (b)	1,658	686,230
McKesson Corp. (b)	5,617	836,540
Molina Healthcare, Inc. (a)	298	54,546
Tenet Healthcare Corp. (a)	2,774	67,991
UnitedHealth Group, Inc.	3,214	1,002,029
Universal Health Services, Inc., Class B	4,086	437,284
		5,623,971
Health Care Technology — 0.0%
Veeva Systems, Inc., Class A (a)	273	76,765

TIFF MULTI-ASSET FUND / SCHEDULE OF INVESTMENTS (UNAUDITED)*

September 30, 2020

	Number of Shares	Value
Hotels, Restaurants & Leisure — 0.7%
Boyd Gaming Corp.	5,604	$171,987
Caesars Entertainment, Inc. (a)	5,347	299,753
Chipotle Mexican Grill, Inc. (a)	55	68,404
Darden Restaurants, Inc.	1,446	145,670
Domino's Pizza, Inc.	1,113	473,337
Dunkin' Brands Group, Inc.	4,977	407,666
Extended Stay America, Inc.	10,250	122,487
Jack in the Box, Inc.	9,067	719,104
Marriott Vacations Worldwide Corp.	2,462	223,574
McDonald's Corp.	2,437	534,897
MGM Resorts International	1,469	31,951
Papa John's International, Inc.	2,713	223,226
Starbucks Corp.	61,143	5,253,406
Wendy's Co. (The)	19,524	435,287
Wyndham Worldwide Corp.	7,864	241,897
Yum! Brands, Inc.	6,803	621,114
		9,973,760
Household Durables — 0.0%
Mohawk Industries, Inc. (a)	1,589	155,070
Tempur Sealy International, Inc. (a)	2,293	204,513
Whirlpool Corp.	453	83,302
		442,885
Household Products — 0.1%
Colgate-Palmolive Co.	4,794	369,857
Kimberly-Clark Corp.	6,234	920,513
Procter & Gamble Co. (The) (b)	5,869	815,732
		2,106,102
Industrial Conglomerates — 0.1%
3M Co.	295	47,253
General Electric Co.	149,045	928,551
		975,804
Insurance — 0.2%
Allstate Corp. (The) (b)	9,142	860,628
American National Group, Inc.	501	33,832
CNO Financial Group, Inc.	8,396	134,672
Fidelity National Financial, Inc.	6,373	199,539
First American Financial Corp.	3,882	197,633
Mercury General Corp.	4,125	170,651
MetLife, Inc.	13,172	489,603
Prudential Financial, Inc.	1,677	106,523
Travelers Companies, Inc. (The) (b)	3,026	327,383

TIFF MULTI-ASSET FUND / SCHEDULE OF INVESTMENTS (UNAUDITED)*

September 30, 2020

	Number of Shares	Value
Unum Group	1,359	$22,872
		2,543,336
Internet & Catalog Retail — 1.5%
Amazon.com, Inc. (a) (b)	6,075	19,128,535
Booking Holdings, Inc. (a)	152	260,023
eBay, Inc. (b)	15,992	833,183
Etsy, Inc. (a)	3,158	384,107
Qurate Retail, Inc., Series A	101,861	731,362
Wayfair, Inc., Class A (a)	1,256	365,509
		21,702,719
Internet Software & Services — 3.0%
Akamai Technologies, Inc. (a)	1,522	168,242
Alphabet, Inc., Class A (a) (b)	1,477	2,164,691
Alphabet, Inc., Class C (a) (b)	1,149	1,688,570
Facebook, Inc., Class A (a) (b)	105,867	27,726,567
GrubHub, Inc. (a)	345	24,954
IAC/InterActiveCorp. (a)	2,889	346,044
Match Group, Inc. (a)	424	46,916
Pinterest, Inc., Class A (a)	235,952	9,794,368
TripAdvisor, Inc. (b)	8,066	158,013
VeriSign, Inc. (a)	2,094	428,956
Yelp, Inc. (a) (b)	11,066	222,316
Zillow Group, Inc., Class C (a)	1,198	121,705
		42,891,342
IT Services — 2.9%
Alliance Data Systems Corp.	8,791	369,046
Amdocs, Ltd.	4,463	256,221
Automatic Data Processing, Inc.	36,699	5,119,144
Booz Allen Hamilton Holding Corp.	859	71,280
CACI International, Inc., Class A (a)	2,450	522,242
Cognizant Technology Solutions Corp., Class A	7,265	504,336
DXC Technology Co. (b)	968	17,279
Euronet Worldwide, Inc. (a)	555	50,560
Fidelity National Information Services, Inc.	65,682	9,669,047
Gartner, Inc. (a)	356	44,482
International Business Machines Corp. (IBM) (b)	7,548	918,365
Mastercard, Inc., Class A	2,511	849,145
MAXIMUS, Inc.	3,027	207,077
PayPal Holdings, Inc. (a)	43,622	8,594,843
Perspecta, Inc.	2,067	40,203
Visa, Inc., Class A	75,364	15,070,539
		42,303,809
Leisure Equipment & Products — 0.0%
Brunswick Corp.	670	39,470

TIFF MULTI-ASSET FUND / SCHEDULE OF INVESTMENTS (UNAUDITED)*

September 30, 2020

	Number of Shares	Value
Polaris, Inc.	1,341	$126,510
		165,980
Life Sciences Tools & Services — 0.5%
Agilent Technologies, Inc. (b)	1,401	141,417
Bio-Rad Laboratories, Inc., Class A (a)	259	133,504
Charles River Laboratories International, Inc. (a)	482	109,149
Illumina, Inc. (a)	662	204,611
IQVIA Holdings, Inc. (a)	2,333	367,751
PRA Health Sciences, Inc. (a)	2,377	241,123
Thermo Fisher Scientific, Inc. (b)	1,680	741,753
Waters Corp. (a)	24,965	4,885,151
		6,824,459
Machinery — 1.1%
AGCO Corp.	4,312	320,252
Allison Transmission Holdings, Inc.	12,324	433,066
Caterpillar, Inc.	1,890	281,894
Chart Industries, Inc. (a) (b)	34,164	2,400,704
Crane Co.	4,746	237,917
Cummins, Inc. (b)	1,052	222,140
Donaldson Co., Inc.	3,522	163,491
Flowserve Corp.	5,402	147,421
Ingersoll Rand, Inc. (a)	2,316	82,450
ITT, Inc.	7,325	432,541
Oshkosh Corp. (b)	6,356	467,166
Otis Worldwide Corp.	155,497	9,706,123
Snap-on, Inc.	485	71,358
Terex Corp.	4,698	90,953
Timken Co. (The)	7,178	389,191
		15,446,667
Media — 2.7%
AMC Networks, Inc., Class A (a)	18,974	468,848
Charter Communications, Inc., Class A (a)	15,564	9,717,228
Cinemark Holdings, Inc.	8,388	83,880
Comcast Corp., Class A (b)	19,708	911,692
Netflix, Inc. (a)	53,934	26,968,618
Omnicom Group, Inc.	6,364	315,018
Roku, Inc. (a)	1,418	267,718
Walt Disney Co. (The) (b)	863	107,081
World Wrestling Entertainment, Inc., Class A	4,114	166,494
		39,006,577
Metals & Mining — 0.1%
Allegheny Technologies, Inc. (a)	38,511	335,816
Bullfrog Gold Corp. (a)	197,000	44,384
Commercial Metals Co.	12,024	240,240

TIFF MULTI-ASSET FUND / SCHEDULE OF INVESTMENTS (UNAUDITED)*

September 30, 2020

	Number of Shares	Value
Reliance Steel & Aluminum Co. (b)	4,813	$491,118
Steel Dynamics, Inc.	14,506	415,307
Worthington Industries, Inc.	577	23,530
		1,550,395
Multi-Utilities — 0.0%
Consolidated Edison, Inc.	787	61,229
NorthWestern Corp.	446	21,693
		82,922
Multiline Retail — 0.1%
Dollar General Corp.	125	26,202
Kohl's Corp.	11,220	207,907
Target Corp.	3,529	555,535
		789,644
Oil, Gas & Consumable Fuels — 2.7%
Brigham Minerals, Inc., Class A (b)	294,864	2,630,187
California Resources Corp. (a)	6,800	588
Centennial Resource Development, Inc., Class A (a)	1,823	1,098
Cheniere Energy, Inc. (a) (b)	33,418	1,546,251
Chevron Corp.	643	46,296
Cimarex Energy Co. (b)	160,606	3,907,544
Cloud Peak Energy, Inc. (a) (c) (d)	313,225	—
CNX Resources Corp. (a) (b)	68,547	647,084
Comstock Resources, Inc. (a)	393,523	1,723,631
Concho Resources, Inc. (b)	77,355	3,412,903
ConocoPhillips (b)	7,836	257,334
Devon Energy Corp. (b)	287,310	2,717,953
EOG Resources, Inc.	5,745	206,475
Exxon Mobil Corp. (b)	7,060	242,370
Goodrich Petroleum Corp. (a)	51,557	396,473
Hess Corp. (b)	46,180	1,890,147
HollyFrontier Corp.	6,024	118,733
Kinder Morgan, Inc.	10,609	130,809
Matador Resources Co. (a)	16,547	136,678
Murphy Oil Corp. (b)	38,328	341,886
Noble Energy, Inc.	1,853	15,843
Parsley Energy, Inc., Class A (b)	316,555	2,962,955
PDC Energy, Inc. (a) (b)	318,629	3,949,406
Pioneer Natural Resources Co.	882	75,843
Range Resources Corp.	403,454	2,670,865
Southwestern Energy Co. (a)	941,063	2,211,498
Targa Resources Corp. (b)	214,521	3,009,730
World Fuel Services Corp.	19,947	422,677
WPX Energy, Inc. (a)	565,684	2,771,852
		38,445,109

TIFF MULTI-ASSET FUND / SCHEDULE OF INVESTMENTS (UNAUDITED)*

September 30, 2020

	Number of Shares	Value

Personal Products — 0.4%
Estee Lauder Companies, Inc. (The), Class A	27,937	$6,097,250

Pharmaceuticals — 0.9%
Bristol-Myers Squibb Co.	13,616	820,909
Cresco Labs, Inc. (a)	5,400	32,443
Eli Lilly & Co.	1,314	194,498
Horizon Therapeutics plc (a)	2,988	232,108
Johnson & Johnson (b)	50,919	7,580,821
Merck & Co., Inc. (b)	19,087	1,583,267
Mylan NV (a)	30,956	459,078
Pfizer, Inc. (b)	37,666	1,382,342
Trulieve Cannabis Corp. (a) (b)	34,300	638,834
Walgreens Boots Alliance, Inc.	13,922	500,078
		13,424,378
Professional Services — 0.8%
CoreLogic, Inc.	1,302	88,106
CoStar Group, Inc. (a)	148	125,579
H&R Block, Inc.	30,960	504,338
ManpowerGroup, Inc. (b)	6,839	501,504
Nielsen Holdings plc	670,620	9,509,392
Robert Half International, Inc.	7,139	377,939
		11,106,858
Real Estate Investment Trusts (REITs) — 0.4%
American Campus Communities, Inc.	735	25,666
Boston Properties, Inc. (b)	4,504	361,671
Brandywine Realty Trust	8,392	86,773
Colony Capital, Inc.	27,755	75,771
Empire State Realty Trust, Inc., Class A	7,106	43,489
Equity Commonwealth	144,185	3,839,647
Equity Residential	2,008	103,071
Highwoods Properties, Inc.	5,040	169,193
Kilroy Realty Corp.	3,175	164,973
Paramount Group, Inc.	21,052	149,048
Regency Centers Corp.	614	23,344
Service Properties Trust	15,788	125,515
Urban Edge Properties	19,516	189,695
Weingarten Realty Investors	7,755	131,525
		5,489,381
Road & Rail — 0.1%
Knight-Swift Transportation Holdings, Inc.	2,718	110,623
Ryder System, Inc.	801	33,834
Schneider National, Inc., Class B	12,567	310,782

TIFF MULTI-ASSET FUND / SCHEDULE OF INVESTMENTS (UNAUDITED)*

September 30, 2020

	Number of Shares	Value

Werner Enterprises, Inc.	12,124	$509,087
		964,326
Semiconductors & Semiconductor Equipment — 0.7%
Advanced Micro Devices, Inc. (a)	5,248	430,284
Applied Materials, Inc. (b)	12,130	721,128
Broadcom, Inc.	2,099	764,708
Cirrus Logic, Inc. (a)	7,095	478,558
Enphase Energy, Inc. (a)	407	33,614
Intel Corp. (b)	50,103	2,594,333
Lam Research Corp. (b)	1,513	501,938
Micron Technology, Inc. (a) (b)	11,263	528,910
NVIDIA Corp.	1,315	711,704
Qorvo, Inc. (a)	5,595	721,811
QUALCOMM, Inc.	3,782	445,066
Skyworks Solutions, Inc. (b)	4,354	633,507
Synaptics, Inc. (a)	3,591	288,788
Texas Instruments, Inc.	3,505	500,479
Universal Display Corp.	302	54,583
Xilinx, Inc.	1,444	150,523
		9,559,934
Software — 3.1%
Activision Blizzard, Inc. (b)	9,684	783,920
Adobe, Inc. (a) (b)	3,202	1,570,357
Aspen Technology, Inc. (a)	2,707	342,679
Autodesk, Inc. (a)	2,377	549,111
Blackbaud, Inc.	1,409	78,664
Cadence Design Systems, Inc. (a)	4,348	463,627
CDK Global, Inc.	4,532	197,550
Citrix Systems, Inc.	595	81,937
CommVault Systems, Inc. (a) (b)	8,248	336,518
Coupa Software, Inc. (a)	162	44,427
DocuSign, Inc. (a)	597	128,498
Dropbox, Inc., Class A (a)	16,073	309,566
Electronic Arts, Inc. (a)	8,730	1,138,479
Fair Isaac Corp. (a)	479	203,757
Fortinet, Inc. (a)	3,413	402,086
Intuit, Inc. (b)	22,905	7,471,840
J2 Global, Inc. (a)	3,341	231,264
Manhattan Associates, Inc. (a)	2,578	246,173
Microsoft Corp. (b)	65,687	13,815,947
New Relic, Inc. (a)	2,241	126,303
Nortonlifelock, Inc.	20,707	431,534
Oracle Corp. (b)	19,625	1,171,612
Proofpoint, Inc. (a)	647	68,291
RingCentral, Inc., Class A (a)	155	42,565
salesforce.com, Inc. (a)	453	113,848
ServiceNow, Inc. (a)	218	105,730
SS&C Technologies Holdings, Inc.	9,411	569,554
Take-Two Interactive Software, Inc. (a)	1,078	178,107

TIFF MULTI-ASSET FUND / SCHEDULE OF INVESTMENTS (UNAUDITED)*

September 30, 2020

	Number of Shares	Value

Teradata Corp. (a)	3,887	$88,235
Workday, Inc., Class A (a)	674	144,998
Zoom Video Communications, Inc., Class A (a)	27,218	12,795,454
Zscaler, Inc. (a)	1,948	274,064
		44,506,695
Specialty Retail — 0.6%
AutoNation, Inc. (a)	10,530	557,353
AutoZone, Inc. (a) (b)	77	90,678
Avis Budget Group, Inc. (a)	13,126	345,476
Best Buy Co., Inc.	8,835	983,247
Dick's Sporting Goods, Inc.	10,707	619,721
Foot Locker, Inc.	2,683	88,620
Home Depot, Inc. (The) (b)	6,393	1,775,400
L Brands, Inc.	26,450	841,375
Lowe's Cos, Inc. (b)	8,534	1,415,449
Murphy USA, Inc. (a)	2,267	290,788
Penske Automotive Group, Inc.	566	26,976
RH (a)	886	339,001
Sally Beauty Holdings, Inc. (a)	43,993	382,299
Tiffany & Co.	589	68,236
Tractor Supply Co.	4,892	701,219
Williams-Sonoma, Inc.	2,804	253,594
		8,779,432
Textiles, Apparel & Luxury Goods — 0.7%
Deckers Outdoor Corp. (a)	6,153	1,353,722
Hanesbrands, Inc.	16,919	266,474
NIKE, Inc., Class B	49,825	6,255,030
Samsonite International SA (a) (e)	2,269,500	2,316,029
Tapestry, Inc.	11,774	184,028
Under Armour, Inc., Class A (a)	4,622	51,905
		10,427,188
Thrifts & Mortgage Finance — 0.0%
MGIC Investment Corp.	10,794	95,635
Mr Cooper Group, Inc. (a)	2	45
		95,680
Tobacco — 0.5%
Philip Morris International, Inc.	94,160	7,061,058

Trading Companies & Distributors — 0.1%
HD Supply Holdings, Inc. (a)	7,428	306,331
MSC Industrial Direct Co., Inc., Class A	6,988	442,200

TIFF MULTI-ASSET FUND / SCHEDULE OF INVESTMENTS (UNAUDITED)*

September 30, 2020

	Number of Shares	Value

Univar Solutions, Inc. (a)	10,558	$178,219
		926,750
Total US Common Stocks (Cost $371,517,805)		458,442,196

Foreign Common Stocks — 35.8%

Australia — 1.2%
Atlassian Corp. plc, Class A (a)	75,926	13,802,587
Newcrest Mining, Ltd.	157,178	3,542,647
		17,345,234
Bermuda — 0.0%
Assured Guaranty, Ltd.	5,024	107,916

Brazil — 0.1%
BrasilAgro - Co. Brasileira de Propriedades Agricolas	43,000	166,153
Centrais Eletricas Brasileiras SA	132,500	715,362
Embraer SA - ADR (a)	38,020	167,668
		1,049,183
Canada — 4.9%
Advantage Oil & Gas, Ltd. (a)	550,016	722,863
Ag Growth International, Inc.	13,900	282,896
Argonaut Gold, Inc. (a) (c) (f)	220,300	396,095
B2Gold Corp. (b)	41,900	272,820
Bear Creek Mining Corp. (a)	442,196	1,046,087
Benchmark Metals, Inc. (a)	73,300	68,811
Cameco Corp.	345,856	3,493,146
Capstone Mining Corp. (a)	358,800	390,718
Cenovus Energy, Inc.	334,671	1,304,452
Centerra Gold, Inc.	187,816	2,184,875
Champignon Brands, Inc. (a) (c) (f)	75,800	48,094
CloudMD Software & Services, Inc. (a)	46,900	73,966
Cogeco Communications, Inc. (b)	5,200	426,411
Conic Metals Corp. (a)	155,643	32,729
Converge Technology Solution (a)	174,800	286,181
Crescent Point Energy Corp.	631,658	763,749
Denison Mines Corp. (a)	1,517,319	638,127
Docebo, Inc. (a) (b)	15,200	564,942
Dundee Corp., Class A (a)	405,126	419,867
Dye & Durham, Ltd. (a) (b)	19,400	323,734
Enerplus Corp.	331,211	606,928
First Quantum Minerals, Ltd.	24,200	215,729
Fission Uranium Corp. (a)	1,103,500	261,051
Great Bear Resources, Ltd. (a) (c) (f)	32,800	374,794
GreenPower Motor Co., Inc. (a)	1	10
International Tower Hill Mines, Ltd. (a)	313,068	416,380

TIFF MULTI-ASSET FUND / SCHEDULE OF INVESTMENTS (UNAUDITED)*

September 30, 2020

	Number of Shares	Value

Ivanhoe Mines, Ltd., Class A (a)	350,392	$1,273,626
Just Energy Group, Inc. (a)	6,211	32,371
K92 Mining, Inc. (a) (b)	59,700	311,155
Liberty Gold Corp. (a)	70,500	112,245
Lightspeed POS, Inc. (a) (b)	9,100	291,544
Loblaw Companies, Ltd.	3,700	193,760
Lululemon Athletica, Inc. (a)	84	27,667
Martinrea International, Inc. (b)	14,900	106,640
MEG Energy Corp. (a)	826,127	1,718,577
Mercer Park Brand Acquisition Corp., Class A (a)	153,700	1,513,945
Methanex Corp.	11,100	270,675
Minera Alamos, Inc. (a) (c) (f)	292,500	134,835
New Gold, Inc. (a)	714,251	1,214,227
NexGen Energy, Ltd. (a)	647,292	1,122,935
Northern Dynasty Minerals, Ltd. (a)	752,336	734,510
Northern Dynasty Minerals, Ltd. - NYSE Shares (a)	338,909	332,266
Novagold Resources, Inc. (a)	67,661	804,489
Nuvei Corp. (a) (b)	8,000	337,760
Onex Corp.	3,700	165,056
Osisko Mining, Inc. (a) (c) (f)	90,300	232,215
Pan American Silver Corp.	10,362	333,143
Pasofino Gold, Ltd. (a) (c) (f)	840,000	148,080
Pipestone Energy Corp. (a)	590,589	230,638
Prime Mining Corp. (a)	148,600	200,879
Protech Home Medical Corp. (a)	195,142	191,984
Real Matters, Inc. (a)	13,500	263,096
Sangoma Technologies Corp. (a)	85,100	161,693
Seabridge Gold, Inc. (a)	131,813	2,478,630
Shaw Communications, Inc., Class B (b)	23,200	423,386
Shopify, Inc., Class A (a)	30,544	31,245,596
Sienna Senior Living, Inc. (b)	52,000	437,385
Skeena Resources, Ltd. (a)	139,800	286,624
Sleep Country Canada Holdings, Inc. (b) (e)	15,900	238,103
SOL Global Investments Corp. (a)	18,700	15,589
Sprott, Inc.	29,346	1,001,671
Tourmaline Oil Corp. (b)	74,135	905,844
Turquoise Hill Resources, Ltd. (a)	2,556,732	2,156,348
Uranium Participation Corp. (a)	448,077	1,379,682
Village Farms International, Inc. (a)	126,000	572,491
Voyager Digital, Ltd. (a)	100,000	56,325
Wallbridge Mining Co., Ltd. (a)	95,300	73,002
Wheaton Precious Metals Corp.	21,008	1,030,863
		70,377,005
China — 13.3%
Air China, Ltd., Class H	2,500,000	1,639,475
Alibaba Group Holding, Ltd. - SPADR (a)	8,800	2,587,024
Anhui Conch Cement Co., Ltd., Class A	395,085	3,218,427
AVIC Jonhon Optronic Technology Co., Ltd., Class A	430,888	2,937,801
AVICOPTER plc, Class A	385,055	3,175,940
Beijing Capital International Airport Co., Ltd., Class H	1,326,000	799,154
Bilibili, Inc. - SPADR (a)	48,132	2,002,291

TIFF MULTI-ASSET FUND / SCHEDULE OF INVESTMENTS (UNAUDITED)*

September 30, 2020

	Number of Shares	Value

Changgang Dunxin Enterprise Co., Ltd. (a) (c) (d)	4,640,000	$—
China Eastern Airlines Corp., Ltd., Class H	674,000	288,710
China Merchants Bank Co., Ltd., Class A	610,010	3,226,247
China Pacific Insurance Group Co., Ltd., Class A	700,000	3,212,500
China Pacific Insurance Group Co., Ltd., Class H	889,800	2,542,195
China Shenhua Energy Co., Ltd. , Class H	439,000	791,099
China Southern Airlines Co., Ltd., Class H (a)	1,432,000	777,028
China Telecom Corp., Ltd., Class H	8,994,000	2,697,818
CITIC Securities Co., Ltd., Class H	897,000	2,011,280
Daqin Railway Co., Ltd., Class A	2,246,523	2,102,369
Focus Media Information Technology Co., Ltd., Class A	7,655,325	9,112,719
Fufeng Group, Ltd. (a)	792,000	251,368
Fujian Star-net Communication Co., Ltd., Class A	379,199	1,421,995
Grandblue Environment Co., Ltd., Class A	910,000	3,750,138
Gree Electric Appliances, Inc. of Zhuhai, Class A	675,054	5,305,434
Guangshen Railway Co., Ltd., Class H	3,456,000	586,142
Haier Smart Home Co., Ltd., Class A	965,044	3,096,403
Hongfa Technology Co., Ltd., Class A	472,000	3,181,037
Huayu Automotive Systems Co., Ltd., Class A	868,235	3,191,005
Hubei Feilihua Quartz Glass Co., Ltd., Class A	130,027	828,047
Inner Mongolia Yili Industrial Group Co., Ltd., Class A	965,000	5,477,143
iQIYI, Inc. - ADR (a)	173,972	3,928,288
JD.com, Inc. - ADR (a)	19,000	1,474,590
Jiangsu Hengrui Medicine Co., Ltd., Class A	130,000	1,720,857
Joincare Pharmaceutical Group Industry Co., Ltd., Class A	640,000	1,602,800
Kweichow Moutai Co., Ltd., Class A	19,300	4,744,571
Li Auto, Inc. - ADR (a)	276,100	4,801,379
Maoyan Entertainment (a) (e)	139,603	242,863
Meituan Dianping, Class B (a)	275,900	8,676,854
Midea Group Co., Ltd., Class A	557,000	5,955,357
Pinduoduo, Inc. - ADR (a)	36,300	2,691,645
Ping An Insurance Group Co. of China, Ltd., Class A	290,060	3,251,249
Ping An Insurance Group Co. of China, Ltd., Class H	326,000	3,363,092
Poly Developments and Holdings Group Co., Ltd., Class A	1,660,000	3,876,071
Quectel Wireless Solutions Co., Ltd., Class A	51,360	1,501,609
Sany Heavy Industry Co., Ltd., Class A	1,680,000	6,132,165
SDIC Power Holdings Co., Ltd., Class A	2,387,292	3,163,524
Shengyi Technology Co., Ltd., Class A	643,071	2,211,770
Sichuan Kelun Pharmaceutical Co., Ltd., Class A	686,950	2,247,404
Spring Airlines Co., Ltd., Class A	215,000	1,421,914
Tencent Holdings, Ltd.	299,400	19,938,056
Tencent Music Entertainment Group - ADR (a)	1,200	17,724
Three Squirrels, Inc., Class A	21,300	166,300
Tongkun Group Co., Ltd., Class A	1,108,400	2,260,775
Trip.com Group, Ltd. -ADR (a)	103,700	3,229,218
Vipshop Holdings, Ltd. - ADR (a)	100,200	1,567,128
Wanhua Chemical Group Co., Ltd., Class A	320,051	3,277,687
Weibo Corp. - SPADR (a)	83,500	3,041,905
Weichai Power Co., Ltd., Class A	2,464,975	5,490,801
Wens Foodstuffs Group Co., Ltd., Class A	715,657	2,054,768
Yunji, Inc. - ADR (a)	52,467	96,539
Yunnan Energy New Material Co., Ltd., Class C	260,177	3,520,020
Zhejiang Dahua Technology Co., Ltd., Class A	750,037	2,267,248

TIFF MULTI-ASSET FUND / SCHEDULE OF INVESTMENTS (UNAUDITED)*

September 30, 2020

	Number of Shares	Value

Zhejiang Satellite Petrochemical Co., Ltd., Class A	643,042	$1,916,234
Zoomlion Heavy Industry Science and Technology Co., Ltd., Class A (a)	1,770,060	2,104,728
ZTO Express Cayman, Inc. (a)	164,000	4,744,331
ZTO Express Cayman, Inc. - ADR	67,200	2,010,624
		190,922,877
Denmark — 0.9%
Coloplast A/S, Class B	33,483	5,295,272
Novo Nordisk A/S, Class B (b)	104,862	7,283,901
Vestas Wind Systems A/S (b)	5,951	962,910
		13,542,083
Finland — 0.7%
Enento Group Oyj (a) (b) (e)	5,636	224,735
Huhtamaki Oyj (b)	18,273	903,257
Kone Oyj, Class B	70,090	6,161,754
Nanoform Finland plc (a)	138,866	681,396
Nordea Bank Abp (a) (b)	18,923	143,728
Sampo Oyj Shares - A (b)	40,064	1,585,006
		9,699,876
France — 0.7%
Electricite de France SA	223,488	2,364,312
L'Oreal SA	21,327	6,939,850
Total SA - SPADR	5,424	186,043
		9,490,205
Greece — 0.0%
Diana Shipping, Inc. (a)	215,183	303,408
Tsakos Energy Navigation, Ltd.	35,188	278,689
		582,097
Hong Kong — 0.8%
AIA Group, Ltd.	332,200	3,272,561
CECEP COSTIN New Materials Group, Ltd. (a) (c) (d)	1,736,000	—
China Mobile, Ltd.	101,000	649,294
Hong Kong Exchanges & Clearing, Ltd.	106,300	4,996,566
Hua Han Health Industry Holdings, Ltd. (a) (c) (d)	6,984,000	—
Luks Group Vietnam Holdings Co., Ltd.	1,682,000	271,265
PAX Global Technology, Ltd.	1,392,000	836,500
Shangri-La Asia, Ltd. (a)	2,236,000	1,837,220
Sino Biopharmaceutical, Ltd.	68,000	74,532
		11,937,938
Ireland — 0.1%
Accenture plc, Class A	2,146	484,975
Alkermes plc (a) (b)	5,393	89,362
Jazz Pharmaceuticals plc (a)	1,330	189,645
Medtronic plc (b)	10,744	1,116,516

TIFF MULTI-ASSET FUND / SCHEDULE OF INVESTMENTS (UNAUDITED)*

September 30, 2020

	Number of Shares	Value

Trane Technologies plc	1,350	$163,687
		2,044,185
Israel — 0.0%
SolarEdge Technologies, Inc. (a)	206	49,100

Japan — 6.1%
Amano Corp.	176,100	4,101,702
BML, Inc.	96,700	2,911,226
Bunka Shutter Co., Ltd.	148,500	1,177,553
DTS Corp.	27,000	574,055
Fukuda Corp.	4,200	204,070
Fukuda Denshi Co., Ltd.	4,200	279,879
Fukushima Industries Corp.	21,300	794,641
Glory, Ltd.	97,900	2,185,561
Hakuhodo DY Holdings, Inc.	365,600	4,724,536
Hitachi, Ltd.	129,400	4,372,387
Hogy Medical Co., Ltd.	143,800	4,950,441
Hoshizaki Corp.	23,900	1,906,024
Inpex Corp.	143,100	765,546
Japan Petroleum Exploration Co., Ltd.	12,600	195,840
Japan Steel Works, Ltd. (The)	38,700	679,592
Kamigumi Co., Ltd.	37,100	730,435
Miraca Holdings, Inc.	150,300	4,021,039
Mitsubishi Corp.	76,600	1,832,532
Mitsubishi Estate Co., Ltd.	243,300	3,677,252
Mitsui & Co., Ltd.	101,700	1,746,928
Mitsui Fudosan Co., Ltd.	190,300	3,314,600
Morinaga & Co., Ltd.	108,200	4,264,645
NEC Corp.	8,600	503,409
Nippon Densetsu Kogyo Co., Ltd.	6,800	142,609
Nohmi Bosai, Ltd.	34,900	798,122
Noritz Corp.	60,300	871,333
OKUMA Corp.	92,000	4,322,560
Organo Corp.	10,600	574,780
Secom Co., Ltd.	50,900	4,650,932
Sekisui Jushi Corp.	1,400	29,187
Seven Bank, Ltd.	1,668,100	4,044,519
Sinko Industries, Ltd.	56,500	787,758
SK Kaken Co., Ltd.	5,700	2,113,721
Sumitomo Warehouse Co., Ltd. (The)	354,500	4,489,736
Suzuken Co., Ltd.	5,600	213,442
Tachi-S Co., Ltd.	12,200	112,765
Takeuchi Manufacturing Co., Ltd.	172,300	3,417,927
TKC Corp.	9,100	590,268
Toei Co., Ltd.	41,400	6,877,379
TV Asahi Holdings Corp.	221,900	3,519,213
West Japan Railway Co.	15,000	741,389
		88,211,533

TIFF MULTI-ASSET FUND / SCHEDULE OF INVESTMENTS (UNAUDITED)*

September 30, 2020

	Number of Shares	Value

Kazakhstan — 0.1%
NAC Kazatomprom JSC - GDR (c) (e)	98,480	$1,437,779

Lebanon — 0.0%
Solidere -ADR (a) (c) (d)	38,451	86,284

Luxembourg — 0.0%
Millicom International Cellular SA - SDR	18,726	566,575

Malta — 0.2%
Kambi Group plc (a)	100,411	3,271,359

Mexico — 0.1%
Fresnillo plc	63,592	980,678
Vista Oil & Gas Sab de CV - ADR (a)	269,724	606,879
		1,587,557
Monaco — 0.0%
Endeavour Mining Corp. (a)	11,200	278,833

Norway — 0.1%
Equinor ASA - SPADR	64,255	903,425

Puerto Rico — 0.1%
Popular, Inc. (b)	22,874	829,640

Russia — 0.8%
Etalon Group plc - GDR (g)	599,848	959,759
Federal Grid Co. Unified Energy System PJSC (a) (c)	755,953,892	1,932,974
Gazprom PAO (c)	1,242,995	2,737,219
Gazprom PJSC	3,830	8,434
Lenta, Ltd. - GDR (a) (g)	329,246	957,733
LSR Group PJSC (a) (c)	47,272	521,359
Moscow Exchange MICEX-RTS PJSC (a) (c)	341,367	643,495
Polyus PJSC - GDR (g)	7,743	813,716
RusHydro PJSC (a) (c)	240,386,380	2,365,642
Sberbank of Russia PJSC (a) (c)	411,444	1,208,713
		12,149,044
Singapore — 1.2%
First Resources, Ltd.	226,700	201,547
Golden Agri-Resources, Ltd.	18,919,600	1,975,037
Sea, Ltd. - ADR (a)	94,414	14,543,533
		16,720,117

TIFF MULTI-ASSET FUND / SCHEDULE OF INVESTMENTS (UNAUDITED)*

September 30, 2020

	Number of Shares	Value

South Africa — 0.1%
Gold Fields, Ltd.	36,656	$448,370
Impala Platinum Holdings, Ltd.	31,873	276,584
		724,954
South Korea — 0.4%
Hankook Technology Group Co., Ltd.	41,668	603,210
Korea Electric Power Corp. - SPADR (a)	109,433	953,161
Korean Reinsurance Co.	30,902	197,936
KT Corp.	39,961	783,696
KT Corp. - SPADR	255,311	2,453,539
LG Corp.	6,682	423,055
Pyeong Hwa Automotive Co., Ltd.	27,811	180,844
		5,595,441
Spain — 0.3%
Amadeus IT Group SA	85,870	4,765,439

Sri Lanka — 0.1%
Hemas Holdings plc (a)	1,538,439	623,176

Sweden — 1.0%
AF POYRY AB (a) (b)	14,239	403,130
Atlas Copco AB Shares - B (b)	8,760	364,969
Boule Diagnostics AB (a)	34,627	210,191
Bygghemma Group First AB (a) (b)	32,028	449,869
Eastnine AB	105,392	1,315,374
Essity AB, Class B (a) (b)	38,461	1,299,629
Fortnox AB (b)	21,943	659,967
Greater Than AB (a)	93,607	1,112,601
Hennes & Mauritz AB Shares - B (b)	22,455	387,317
Infant Bacterial Therapeutics AB (a)	16,039	322,489
Investor AB Shares - B (b)	15,730	1,025,720
Karnov Group AB (b)	144,285	869,867
Kinnevik AB, Class B (b)	16,496	667,750
Lime Technologies AB (b)	7,345	292,565
Modern Times Group MTG AB Shares - B (a) (b)	22,776	318,534
Nolato AB, Class B (a) (b)	8,687	843,106
Nordic Entertainment Group AB, Class B (a) (b)	56,605	2,398,384
Skandinaviska Enskilda Banken AB, Class A (a) (b)	84,266	745,913
Storytel AB (a) (b)	5,419	150,818
Veoneer, Inc. - SDR (a) (b)	14,899	212,975
		14,051,168
Switzerland — 0.0%
Garmin, Ltd.	2,999	284,485

Thailand — 0.0%
Kasikornbank PCL, Class F	172,200	418,200

TIFF MULTI-ASSET FUND / SCHEDULE OF INVESTMENTS (UNAUDITED)*

September 30, 2020

	Number of Shares	Value

Turkey — 0.0%
Emlak Konut Gayrimenkul Yatirim Ortakligi AS - REIT	1,268,905	$283,867
Turkiye Halk Bankasi AS (a)	368,405	244,677
		528,544
Ukraine — 0.2%
Astarta Holding NV (a)	84,067	370,364
Kernel Holding SA	106,361	1,099,582
MHP SE - GDR - OTC Shares (g)	220,701	1,195,818
		2,665,764
United Kingdom — 2.3%
BP plc - SPADR	10,548	184,168
Capri Holdings, Ltd. (a)	1,528	27,504
Diageo plc	162,971	5,583,093
Gabriel Resources, Ltd. (a)	1,962,000	640,960
InterContinental Hotels Group plc (a)	101,148	5,310,372
Intertek Group plc	60,481	4,919,646
nVent Electric plc	11,689	206,778
Reckitt Benckiser Group plc	56,215	5,480,577
Sage Group plc (The)	406,483	3,764,504
Stolt-Nielsen, Ltd.	63,405	555,593
Unilever plc	95,709	5,897,387
Yellow Cake plc (a) (e)	245,681	630,576
		33,201,158
Total Foreign Common Stocks (Cost $430,996,415)		516,048,174
Total Common Stocks (Cost $802,514,220)		974,490,370

Participation Notes — 0.4%
UBS AG, Beijing Roborock Technology Co., Ltd., Equity Linked Notes, Expiring 09/03/21 (China) (a)	34,019	2,994,008
UBS AG, Sobute New Materials Co., Ltd., Equity Linked Notes, Expiring 08/27/21 (China) (a)	319,991	1,300,524
UBS AG, Xi'an Bright Laser Technologies Co., Ltd., Equity Linked Notes, Expiring 09/09/21 (China) (a)	50,096	764,246
Total Participation Notes (Cost $4,276,297)		5,058,778

Structured Notes — 0.0%
Royal Bank of Canada, Canadian Imperial Bank Of Commerce; National Bank Of Canada; Royal Bank Of Canada; The Toronto-Dominion Bank, Dividend Linked Notes, Expiring 12/31/21 (Canada) (a) (c) (d) (Cost $197,330)	$310,800	233,978

TIFF MULTI-ASSET FUND / SCHEDULE OF INVESTMENTS (UNAUDITED)*

September 30, 2020

	Number of Contracts	Value

Right — 0.0%
Pan American Silver Corp., Expiring 02/22/29 (Canada) (a) (c) (Cost $77,784)	367,492	$286,607

Warrants — 0.0%
Algernon Pharmaceuticals, Inc., Expiring 05/13/22 (Canada) (a) (c) (d)	52,700	400
Champignon Brands, Inc., Expiring 06/11/22 (Canada) (a) (c) (d)	37,900	2,502
Charlottes Web Holdings, Inc., Expiring 12/03/21 (United States) (a)	15,300	1,896
Charlottes Web Holdings, Inc., Expiring 06/18/22 (United States) (a)	22,800	4,880
Drone Delivery Corp., Expiring 08/05/22 (Canada) (a)	33,100	3,977
Dundee Corp., Expiring 05/13/21 (Canada) (a) (c) (d)	41,350	61,102
dynaCERT, Inc., Expiring 06/18/22 (Canada) (a)	112,550	13,524
Else Nutrition Holdings, Inc., Expiring 10/06/20 (Canada) (a) (c) (d)	73,200	142,642
Excellon Resources, Inc., Expiring 08/27/21 (Canada) (a)	250,000	84,488
Marathon Gold Corp., Expiring 05/26/21 (Canada) (a) (c) (d)	49,600	17,455
Mind Medicine, Inc., Expiring 05/26/22 (Canada) (a)	57,500	7,557
Occidental Petroleum Corp., Expiring 08/03/27 (United States) (a)	2,057	6,171
Osisko Mining, Inc., Expiring 12/23/21 (Canada) (a) (c) (d)	45,150	4,403
Planet 13 Holdings, Inc., Expiring 09/10/22 (Canada) (a)	110,000	20,653
Protech Home Medical Corp., Expiring 06/29/21 (Canada) (a) (c) (d)	145,150	7,438
Quisitive Technology Solution, Expiring 06/26/22 (Canada) (a)	28,000	3,995
Subversive Capital Acquistion Corp., Expiring 07/16/27 (Canada) (a)	36,450	21,870
Synaptive Medical, Inc., Expiring 12/06/22 (Canada) (a) (c) (d) (f)	37,142	7,821
Tetra Bio-Pharma, Inc., Expiring 02/13/23 (Canada) (a)	100,000	3,379
Village Farms International, Inc., Expiring 09/10/25 (United States) (a) (c) (d)	75,000	85,264
Voyager Digital, Ltd., Expiring 10/16/20 (Canada) (a) (c) (f)	200,000	105,745
Voyager Digital, Ltd., Expiring 01/11/21 (Canada) (a) (c) (d) (f)	95,100	53,787
Total Warrants (Cost $306,538)		660,949

	Principal Amount	Value

Corporate Bonds — 0.0%

Media — 0.0%
Catena Media plc, 5.5%, 03/02/2022 (Malta) (Cost $138,973)	$134,000	157,108

Convertible Bonds — 0.1%

Airlines — 0.0%
Air Canada, 4.000%, 07/01/25 (Canada) (e)	248,300	280,976

Movies & Entertainment — 0.1%
Cineplex, Inc., 5.750%, 09/30/25 (Canada) (e)	903,900	678,833
Total Convertible Bonds (Cost $913,299)		959,809

TIFF MULTI-ASSET FUND / SCHEDULE OF INVESTMENTS (UNAUDITED)*

September 30, 2020

	Principal Amount	Value

US Treasury Bonds/Notes — 7.6%
US Treasury Inflation Indexed Note, 0.625%, 01/15/24	$4,832,021	$5,135,155
US Treasury Inflation Indexed Note, 0.500%, 04/15/24	10,928,494	11,603,698
US Treasury Inflation Indexed Note, 0.125%, 07/15/24	4,983,837	5,272,550
US Treasury Inflation Indexed Note, 0.125%, 10/15/24	22,296,681	23,668,014
US Treasury Inflation Indexed Note, 0.250%, 01/15/25	5,035,641	5,373,383
US Treasury Inflation Indexed Note, 0.375%, 07/15/25	5,659,842	6,145,350
US Treasury Inflation-Indexed Bond, 0.125%, 04/15/25	12,705,269	13,522,344
US Treasury Note, 1.125%, 09/30/21	3,972,000	4,010,789
US Treasury Note, 1.750%, 04/30/22	2,366,000	2,426,536
US Treasury Note, 1.375%, 10/15/22	3,970,000	4,070,646
US Treasury Note, 1.500%, 03/31/23	3,823,000	3,952,474
US Treasury Note, 1.375%, 09/30/23	3,139,000	3,253,525
US Treasury Note, 2.500%, 05/15/24	1,721,000	1,864,327
US Treasury Note, 1.500%, 09/30/24	3,573,000	3,756,535
US Treasury Note, 2.125%, 05/15/25	2,070,000	2,247,891
US Treasury Note, 2.250%, 11/15/25	2,546,000	2,799,009
US Treasury Note, 2.000%, 11/15/26	1,335,000	1,465,632
US Treasury Note, 0.500%, 05/31/27	1,944,000	1,952,353
US Treasury Note, 0.375%, 07/31/27	449,000	446,755
US Treasury Note, 2.250%, 08/15/27	1,052,000	1,180,171
US Treasury Note, 2.750%, 02/15/28	1,573,000	1,830,517
US Treasury Note, 1.625%, 08/15/29	1,149,000	1,251,333
US Treasury Note, 1.500%, 02/15/30	1,321,000	1,425,854
US Treasury Note, 0.625%, 08/15/30	699,000	694,959
Total US Treasury Bonds/Notes (Cost $105,413,811)		109,349,800

	Number of Shares	Value

Acquired Funds — 15.8%

Exchange-Traded Fund (ETF) — 4.0%
Financial Select Sector SPDR Fund	2,401,776	$57,810,748

Private Investment Funds (h) — 11.8%
Canyon Value Realization Fund, LP (a) (c) (d) (f)		$28,249,643
Eversept Global Healthcare Fund, LP (a) (c) (d) (f)		30,109,960
Farallon Capital Institutional Partners, LP (a) (c) (d) (f)		1,466,298
GSA Trend Fund, Ltd. (a) (c) (d) (f)	156,179	12,319,458
Honeycomb Partners, LP (a) (c) (d) (f)		50,531,197
Neo Ivy Capital Fund, LP (a) (c) (d) (f)		9,793,679
Northwest Feilong Fund, Ltd. (a) (c) (d) (f)	7,235	15,468,693
QVT Roiv Hldgs Onshore, Ltd. (a) (c) (d) (f)	2,430	6,656,342
Voloridge Fund, LP (a) (c) (d) (f)		16,307,807
		170,903,077
Total Acquired Funds (Cost $189,261,479)		228,713,825

TIFF MULTI-ASSET FUND / SCHEDULE OF INVESTMENTS (UNAUDITED)*

September 30, 2020

	Number of Shares	Value

Preferred Stocks — 0.2%
Draegerwerk AG & Co. KGAA, 0.27% (Germany)	2,857	$247,817
Hyundai Motor Co., Ltd., 3.51% (South Korea)	27,317	2,057,657
Qurate Retail, Inc., 8.10% (United States) (a)	2,321	228,618
Synaptive Medical, Inc., 0.00% (Canada) (a) (c) (d) (f)	74,285	185,713
Total Preferred Stocks (Cost $2,056,359)		2,719,805

	Number of Contracts	Value

Purchased Option Contracts — 0.2%

Calls — 0.0%
iShares Silver Trust, Notional Amount $500,000, Strike Price $25 Expiring 10/16/2020 (United States)	200	$2,400
Murphy Oil Corp., Notional Amount $750,000, Strike Price $10 Expiring 10/16/2020 (United States)	750	18,000
Ovintiv, Inc., Notional Amount $450,000, Strike Price $10 Expiring 10/16/2020 (United States)	450	6,750
Plains GP Holdings LP, Notional Amount $840,000, Strike Price $8 Expiring 11/20/2020 (United States)	1,050	13,650
Plains GP Holdings LP, Notional Amount $315,000, Strike Price $6 Expiring 11/20/2020 (United States)	525	36,750
Range Resources Corp., Notional Amount $478,550, Strike Price $8.5 Expiring 10/16/2020 (United States	563	2,252
Wpx Energy, Inc., Notional Amount $712,500, Strike Price $5 Expiring 01/15/2021 (United States)	1,425	114,000
Total Calls (Cost $298,867)		193,802

Puts — 0.2%
Antero Resources Corp., Notional Amount $891,500, Strike Price $2.5 Expiring 10/16/2020 (United States)	3,566	$85,584
Assa Abloy AB, Notional Amount $10,507,000, Strike Price $190 Expiring 12/18/2020 (Sweden)	553	23,773
Castellum AB, Notional Amount $9,450,000, Strike Price $180 Expiring 11/20/2020 (Sweden)	525	6,741
Chart Industries, Inc., Notional Amount $975,000, Strike Price $65 Expiring 10/16/2020 (United States)	150	26,250
Cheniere Energy, Inc., Notional Amount $802,750, Strike Price $47.5 Expiring 10/16/2020 (United States)	169	37,180
Chevron Corp., Notional Amount $1,518,750, Strike Price $67.5 Expiring 10/16/2020 (United States)	225	16,875
Concho Resources, Inc., Notional Amount $1,320,000, Strike Price $44 Expiring 10/23/2020 (United States)	300	58,500
Continental Resources Inc., Notional Amount $375,000, Strike Price $12.5 Expiring 10/16/2020 (United States)	300	25,500
Devon Energy Corp., Notional Amount $855,950, Strike Price $9.5 Expiring 10/16/2020 (United States)	901	45,050
Electrolux AB, Notional Amount $5,950,000, Strike Price $170 Expiring 11/20/2020 (Sweden)	350	7,035

TIFF MULTI-ASSET FUND / SCHEDULE OF INVESTMENTS (UNAUDITED)*

September 30, 2020

	Number of Contracts	Value

Energy Transfer LP, Notional Amount $751,000, Strike Price $5 Expiring 10/16/2020 (United States)	1,502	$10,514
Exxon Mobil Corp., Notional Amount $765,000, Strike Price $34 Expiring 10/16/2020 (United States)	225	20,700
Hess Corp., Notional Amount $695,600, Strike Price $37 Expiring 10/16/2020 (United States)	188	9,776
Hexagon AB, Notional Amount $5,985,000, Strike Price $570 Expiring 12/18/2020 (Sweden)	105	8,090
Husqvarna AB, Notional Amount $2,800,000, Strike Price $80 Expiring 12/18/2020 (Sweden)	350	2,736
Industrivarden AB, Notional Amount $14,721,000, Strike Price $210 Expiring 12/18/2020 (Sweden)	701	16,829
Industrivarden AB, Notional Amount $7,665,000, Strike Price $210 Expiring 03/19/2021 (Sweden)	365	16,710
iShares 20+ Year Treasury Bond ETF, Notional Amount $31,141,800, Strike Price $146 Expiring 01/15/2021 (United States)	2,133	279,269
iShares China Large-Cap ETF, Notional Amount $18,907,000, Strike Price $35 Expiring 01/15/2021 (United States)	5,402	287,389
Matador Resources Co., Notional Amount $180,750, Strike Price $7.5 Expiring 10/16/2020 (United States)	241	4,820
MPLX LP, Notional Amount $900,800, Strike Price $16 Expiring 10/16/2020 (United States)	563	45,040
Ovintiv, Inc., Notional Amount $656,600, Strike Price $7 Expiring 10/16/2020 (United States)	938	16,884
S&P 500 Index, Notional Amount $21,000,000, Strike Price $2,800 Expiring 12/18/2020 (United States)	75	296,420
S&P 500 Index, Notional Amount $14,260,000, Strike Price $3,100 Expiring 01/15/2021 (United States)	46	517,505
Sandvik AB, Notional Amount $6,256,000, Strike Price $170 Expiring 11/20/2020 (Sweden)	368	32,872
Skanska AB, Notional Amount $6,195,000, Strike Price $175 Expiring 12/18/2020 (Sweden)	354	16,997
Southwestern Energy Co., Notional Amount $825,000, Strike Price $2 Expiring 10/16/2020 (United States)	4,125	16,500
Stora Enso Oyj, Notional Amount $7,189,000, Strike Price $130 Expiring 12/18/2020 (Sweden)	553	17,598
Stora Enso Oyj, Notional Amount $4,375,000, Strike Price $125 Expiring 12/18/2020 (Sweden)	350	7,425
Svenska Cellulosa AB, Notional Amount $5,371,000, Strike Price $102.5 Expiring 11/20/2020 (Sweden)	524	2,340
Svenska Cellulosa AB, Notional Amount $3,773,250, Strike Price $107.5 Expiring 12/18/2020 (Sweden)	351	5,487
Targa Resources Corp., Notional Amount $1,363,600, Strike Price $14 Expiring 10/16/2020 (United States)	974	74,024
Tesla, Inc., Notional Amount $1,480,000, Strike Price $400 Expiring 11/20/2020 (United States)	37	149,480
Volvo AB, Notional Amount $8,494,000, Strike Price $155 Expiring 12/18/2020 (Sweden)	548	20,498
Total Puts (Cost $5,308,667)		2,208,391
Total Purchased Option Contracts (Cost $5,607,534)		2,402,193

TIFF MULTI-ASSET FUND / SCHEDULE OF INVESTMENTS (UNAUDITED)*

September 30, 2020

	Number of Units	Value

Disputed Claims Receipt — 0.0%
AMR Corp. (Cost $0) (a) (c) (d) (f)	260,322	—

	Principal Amount	Value

Short-Term Investments — 11.6%

Repurchase Agreement — 5.7%
Fixed Income Clearing Corp. issued on 09/30/20 (proceeds at maturity $82,688,567) (collateralized by US Treasury Inflation Indexed Notes, due 04/15/21 with a total par value of $2,857,400 and a total market value of $3,137,646; US Treasury Notes, due 04/30/22 with a total par value of $78,624,100 and a total market value of $81,204,765), 0.000%, 10/01/20 (Cost $82,688,567)	$82,688,567	$82,688,567

US Treasury Bills (i) — 5.9%
US Treasury Bill, 0.133%, 10/22/20 (j)	45,000,000	44,996,548
US Treasury Bill, 0.091%, 10/27/20	40,000,000	39,997,400

Total US Treasury Bills (Cost $84,993,948)		84,993,948
Total Short-Term Investments (Cost $167,682,515)		167,682,515

Total Investments — 103.5% (Cost $1,278,446,139)		1,492,715,737
Liabilities in Excess of Other Assets — (3.5)%		(50,992,222)
Net Assets — 100.0%		$1,441,723,515

	Number of Shares	Value

Securities Sold Short — (7.5)%

Common Stocks — (7.5)%

US Common Stocks — (5.2)%

Aerospace & Defense — (0.1)%
Axon Enterprise, Inc. (a)	(1,516)	$(137,501)
Boeing Co. (The)	(3,056)	(505,034)
HEICO Corp.	(2,743)	(287,082)
Mercury Systems, Inc. (a)	(1,928)	(149,343)
TransDigm Group, Inc.	(231)	(109,753)
Virgin Galactic Holdings, Inc. (a)	(5,474)	(105,265)
		(1,293,978)

TIFF MULTI-ASSET FUND / SCHEDULE OF INVESTMENTS (UNAUDITED)*

September 30, 2020

	Number of Shares	Value

Airlines — (0.1)%
Delta Air Lines, Inc.	(16,877)	$(516,099)
JetBlue Airways Corp. (a)	(26,419)	(299,327)
United Airlines Holdings, Inc. (a)	(5,847)	(203,183)
		(1,018,609)
Auto Components — (0.0)%
Adient plc (a)	(6,108)	(105,852)
Goodyear Tire & Rubber Co. (The)	(3,621)	(27,773)
		(133,625)
Automobiles — (0.1)%
General Motors Co.	(4,015)	(118,804)
Tesla, Inc. (a)	(2,101)	(901,350)
		(1,020,154)
Biotechnology — (0.2)%
Acceleron Pharma, Inc. (a)	(1,273)	(143,251)
Alnylam Pharmaceuticals, Inc. (a)	(5,145)	(749,112)
Arrowhead Pharmaceuticals, Inc. (a)	(715)	(30,788)
Exact Sciences Corp. (a)	(2,969)	(302,690)
Gilead Sciences, Inc.	(541)	(34,186)
Global Blood Therapeutics, Inc. (a)	(2,718)	(149,870)
Ionis Pharmaceuticals, Inc. (a)	(3,057)	(145,055)
Ligand Pharmaceuticals, Inc. (a)	(2,938)	(280,050)
Moderna, Inc. (a)	(15,282)	(1,081,202)
Sage Therapeutics, Inc. (a)	(3,795)	(231,950)
		(3,148,154)
Building Products — (0.0)%
Owens Corning	(668)	(45,965)
Trex Co., Inc. (a)	(3,206)	(229,550)
		(275,515)
Capital Markets — (0.0)%
Invesco, Ltd.	(51,018)	(582,115)

Chemicals — (0.1)%
Albemarle Corp.	(4,364)	(389,618)
Chemours Co. (The)	(5,754)	(120,316)
Olin Corp.	(25,273)	(312,880)
Westlake Chemical Corp.	(1,395)	(88,192)
		(911,006)

TIFF MULTI-ASSET FUND / SCHEDULE OF INVESTMENTS (UNAUDITED)*

September 30, 2020

	Number of Shares	Value

Commercial Banks — (0.1)%
CIT Group, Inc.	(29,299)	$(518,885)
Commerce Bancshares, Inc.	(378)	(21,278)
Cullen/Frost Bankers, Inc.	(1,468)	(93,879)
First Horizon National Corp.	(60,018)	(565,970)
SVB Financial Group (a)	(1,063)	(255,779)
Texas Capital Bancshares, Inc. (a)	(2,489)	(77,483)
Truist Financial Corp.	(7,896)	(300,443)
		(1,833,717)
Commercial Services & Supplies — (0.1)%
Brink's Co. (The)	(5,974)	(245,472)
IAA, Inc. (a)	(4,586)	(238,793)
Square, Inc., Class A (a)	(134)	(21,782)
Stericycle, Inc. (a)	(5,638)	(355,532)
		(861,579)
Communications Equipment — (0.0)%
Ubiquiti, Inc.	(811)	(135,161)
ViaSat, Inc. (a)	(1,381)	(47,493)
		(182,654)
Construction & Engineering — (0.0)%
Dycom Industries, Inc. (a)	(1,901)	(100,411)
Toll Brothers, Inc.	(2,386)	(116,103)
		(216,514)
Containers & Packaging — (0.0)%
Ball Corp.	(2,657)	(220,850)
O-I Glass, Inc.	(4,438)	(46,998)
		(267,848)
Diversified Consumer Services — (0.0)%
Bright Horizons Family Solutions, Inc. (a)	(2,396)	(364,288)

Electric Utilities — (0.1)%
Duke Energy Corp.	(345)	(30,553)
Eversource Energy	(1,951)	(163,006)
FirstEnergy Corp.	(18,954)	(544,169)
PNM Resources, Inc.	(17,674)	(730,466)
Xcel Energy, Inc.	(5,793)	(399,775)
		(1,867,969)

TIFF MULTI-ASSET FUND / SCHEDULE OF INVESTMENTS (UNAUDITED)*

September 30, 2020

	Number of Shares	Value

Electronic Equipment, Instruments & Components — (0.1)%
Belden, Inc.	(3,450)	$(107,364)
Cognex Corp.	(7,278)	(473,798)
Coherent, Inc. (a)	(403)	(44,705)
Corning, Inc.	(3,259)	(105,624)
II-VI, Inc. (a)	(20,054)	(813,390)
		(1,544,881)
Energy Equipment & Services — (0.4)%
Baker Hughes Co.	(58,366)	(775,684)
ChampionX Corp. (a)	(11,009)	(87,962)
DMC Global, Inc.	(6,896)	(227,154)
Halliburton Co.	(66,933)	(806,543)
Helmerich & Payne, Inc.	(50,868)	(745,216)
National Oilwell Varco, Inc.	(32,834)	(297,476)
Patterson-UTI Energy, Inc.	(211,708)	(603,368)
RPC, Inc. (a)	(222,615)	(587,704)
		(4,131,107)
Food & Beverage — (0.0)%
Boston Beer Co., Inc. (The), Class A (a)	(414)	(365,711)

Food Products — (0.1)%
Beyond Meat, Inc. (a)	(4,467)	(741,790)
Hain Celestial Group, Inc. (The) (a)	(11,635)	(399,081)
Lamb Weston Holdings, Inc.	(4,535)	(300,534)
Post Holdings, Inc. (a)	(353)	(30,358)
		(1,471,763)
Gas Utilities — (0.0)%
Atmos Energy Corp.	(2,848)	(272,240)
Southwest Gas Holdings, Inc.	(1,522)	(96,038)
		(368,278)
Health Care Equipment & Supplies — (0.5)%
DexCom, Inc. (a)	(15,940)	(6,570,946)
Insulet Corp. (a)	(196)	(46,372)
Penumbra, Inc. (a)	(2,068)	(401,978)
Tandem Diabetes Care, Inc. (a)	(224)	(25,424)
		(7,044,720)
Health Care Providers & Services — (0.1)%
Guardant Health, Inc. (a)	(3,266)	(365,073)
HealthEquity, Inc. (a)	(9,177)	(471,422)

TIFF MULTI-ASSET FUND / SCHEDULE OF INVESTMENTS (UNAUDITED)*

September 30, 2020

	Number of Shares	Value

LHC Group, Inc. (a)	(985)	$(209,372)
		(1,045,867)
Hotels, Restaurants & Leisure — (0.1)%
Carnival Corp.	(3,660)	(55,559)
Choice Hotels International, Inc.	(3,728)	(320,459)
Churchill Downs, Inc.	(605)	(99,111)
Hyatt Hotels Corp., Class A	(227)	(12,115)
Norwegian Cruise Line Holdings, Ltd. (a)	(30,756)	(526,235)
Penn National Gaming, Inc. (a)	(665)	(48,345)
Planet Fitness, Inc., Class A (a)	(4,183)	(257,756)
Royal Caribbean Cruises, Ltd.	(6,850)	(443,400)
Six Flags Entertainment Corp.	(1,588)	(32,236)
Vail Resorts, Inc.	(328)	(70,182)
Wynn Resorts, Ltd.	(530)	(38,059)
		(1,903,457)
Household Durables — (0.0)%
Taylor Morrison Home Corp. (a)	(2,715)	(66,762)

Household Products — (0.0)%
Energizer Holdings, Inc.	(2,891)	(113,154)

Insurance — (0.0)%
American International Group, Inc.	(3,700)	(101,861)
Cincinnati Financial Corp.	(5,228)	(407,627)
Lincoln National Corp.	(754)	(23,623)
Reinsurance Group of America, Inc.	(261)	(24,845)
Travelers Companies, Inc. (The)	(406)	(43,925)
		(601,881)
Internet & Catalog Retail — (0.0)%
eBay, Inc.	(643)	(33,500)
Expedia Group, Inc.	(5,803)	(532,077)
Qurate Retail, Inc., Series A	(10,603)	(76,130)
		(641,707)
Internet Software & Services — (0.0)%
Snap, Inc., Class A (a)	(790)	(20,627)
Twitter, Inc. (a)	(10,106)	(449,717)
Uber Technologies, Inc. (a)	(3,931)	(143,403)
		(613,747)
IT Services — (0.1)%
Fastly, Inc., Class A (a)	(1,695)	(158,788)
LiveRamp Holdings, Inc. (a)	(482)	(24,953)

TIFF MULTI-ASSET FUND / SCHEDULE OF INVESTMENTS (UNAUDITED)*

September 30, 2020

	Number of Shares	Value

MongoDB, Inc. (a)	(1,810)	$(419,033)
Sabre Corp.	(16,830)	(109,563)
Twilio, Inc., Class A (a)	(311)	(76,845)
		(789,182)
Life Sciences Tools & Services — (0.0)%
Adaptive Biotechnologies Corp. (a)	(6,267)	(304,764)

Machinery — (0.3)%
Flowserve Corp.	(40,136)	(1,095,311)
Ingersoll Rand, Inc. (a)	(26,813)	(954,543)
Kennametal, Inc.	(9,883)	(286,014)
Trinity Industries, Inc.	(1,264)	(24,648)
Woodward, Inc.	(3,271)	(262,203)
		(2,622,719)
Media — (0.0)%
Comcast Corp., Class A	(644)	(29,791)
Live Nation Entertainment, Inc. (a)	(7,431)	(400,382)
New York Times Co. (The), Class A	(2,745)	(117,458)
Nexstar Media Group, Inc., Class A	(291)	(26,170)
ViacomCBS, Inc., Class B	(1,756)	(49,185)
World Wrestling Entertainment, Inc., Class A	(935)	(37,839)
		(660,825)
Metals & Mining — (0.1)%
Allegheny Technologies, Inc. (a)	(20,711)	(180,600)
Argonaut Gold, Inc. (a)	(220,300)	(445,050)
Freeport-McMoRan, Inc.	(20,650)	(322,966)
Royal Gold, Inc.	(676)	(81,235)
United States Steel Corp.	(95,086)	(697,931)
		(1,727,782)
Multi-Utilities — (0.1)%
CenterPoint Energy, Inc.	(43,605)	(843,757)
Consolidated Edison, Inc.	(787)	(61,229)
		(904,986)
Multiline Retail — (0.0)%
Nordstrom, Inc.	(21,100)	(251,512)

Oil, Gas & Consumable Fuels — (1.8)%
Antero Midstream Corp.	(178,355)	(957,766)
Antero Resources Corp. (a)	(645,824)	(1,776,016)
Apache Corp.	(22,160)	(209,855)
Cabot Oil & Gas Corp.	(46,350)	(804,636)

TIFF MULTI-ASSET FUND / SCHEDULE OF INVESTMENTS (UNAUDITED)*

September 30, 2020

	Number of Shares	Value

California Resources Corp. (a)	(6,800)	$(588)
Centennial Resource Development, Inc., Class A (a)	(1,823)	(1,098)
Cheniere Energy, Inc. (a)	(5,151)	(238,337)
Chevron Corp.	(32,882)	(2,367,504)
ConocoPhillips	(40,661)	(1,335,307)
Continental Resources, Inc.	(135,893)	(1,668,766)
Diamondback Energy, Inc.	(12,358)	(372,223)
EOG Resources, Inc.	(20,875)	(750,248)
Exxon Mobil Corp.	(68,413)	(2,348,618)
Hess Corp.	(18,790)	(769,075)
Magnolia Oil & Gas Corp., Class A (a)	(506,176)	(2,616,930)
Marathon Petroleum Corp.	(6,727)	(197,370)
Matador Resources Co. (a)	(288,150)	(2,380,119)
Murphy Oil Corp.	(10,854)	(96,818)
Occidental Petroleum Corp.	(34,807)	(348,418)
Oneok, Inc.	(20,003)	(519,678)
Ovintiv, Inc.	(370,120)	(3,020,179)
Parsley Energy, Inc., Class A	(9,174)	(85,869)
PBF Energy, Inc., Class A	(30,651)	(174,404)
Range Resources Corp.	(122,951)	(813,936)
Southwestern Energy Co. (a)	(590,091)	(1,386,714)
WPX Energy, Inc. (a)	(19,591)	(95,996)
		(25,336,468)
Personal Products — (0.0)%
Coty, Inc., Class A	(16,148)	(43,600)

Pharmaceuticals — (0.1)%
Catalent, Inc. (a)	(948)	(81,206)
Cresco Labs, Inc. (a)	(9,200)	(55,274)
Elanco Animal Health, Inc. (a)	(1,720)	(48,040)
Nektar Therapeutics (a)	(22,581)	(374,619)
Reata Pharmaceuticals, Inc., Class A (a)	(2,651)	(258,260)
		(817,399)
Real Estate Investment Trusts (REITs) — (0.2)%
Colony Capital, Inc.	(27,755)	(75,771)
Digital Realty Trust, Inc.	(368)	(54,008)
Park Hotels & Resorts, Inc.	(40,035)	(399,950)
Pebblebrook Hotel Trust	(24,273)	(304,141)
Simon Property Group, Inc.	(2,010)	(130,007)
SL Green Realty Corp.	(490)	(22,721)
Spirit Realty Capital, Inc.	(4,060)	(137,025)
STORE Capital Corp.	(992)	(27,210)
Taubman Centers, Inc.	(13,417)	(446,652)
Ventas, Inc.	(2,266)	(95,081)
Vornado Realty Trust	(11,425)	(385,137)
Welltower, Inc.	(1,676)	(92,331)
		(2,170,034)

TIFF MULTI-ASSET FUND / SCHEDULE OF INVESTMENTS (UNAUDITED)*

September 30, 2020

	Number of Shares	Value

Road & Rail — (0.0)%
Lyft, Inc., Class A (a)	(18,416)	$(507,361)

Semiconductors & Semiconductor Equipment — (0.0)%
Cree, Inc. (a)	(9,512)	(606,295)
Skyworks Solutions, Inc.	(332)	(48,306)
		(654,601)
Software — (0.1)%
Coupa Software, Inc. (a)	(678)	(185,935)
Medallia, Inc. (a)	(1,148)	(31,478)
RingCentral, Inc., Class A (a)	(1,214)	(333,377)
Voyager Digital, Ltd. (a)	(92,000)	(51,819)
Zscaler, Inc. (a)	(1,948)	(274,064)
		(876,673)
Specialty Retail — (0.2)%
American Eagle Outfitters, Inc.	(22,476)	(332,870)
Burlington Stores, Inc. (a)	(3,317)	(683,600)
CarMax, Inc. (a)	(1,950)	(179,224)
Carvana Co. (a)	(1,578)	(351,989)
Five Below, Inc. (a)	(4,440)	(563,880)
Mattel, Inc. (a)	(8,176)	(95,659)
TJX Cos, Inc. (The)	(1,394)	(77,576)
Ulta Beauty, Inc. (a)	(209)	(46,812)
Urban Outfitters, Inc. (a)	(11,417)	(237,588)
		(2,569,198)
Textiles, Apparel & Luxury Goods — (0.0)%
Under Armour, Inc., Class A (a)	(15,187)	(170,550)
VF Corp.	(7,029)	(493,787)
		(664,337)
Thrifts & Mortgage Finance — (0.0)%
LendingTree, Inc. (a)	(893)	(274,053)

Trading Companies & Distributors — (0.0)%
Air Lease Corp.	(440)	(12,945)

Wireless Telecommunication Services — (0.0)%
T-Mobile US, Inc. (a)	(2,045)	(233,866)
Total US Common Stocks (Proceeds $69,968,483)		(75,313,065)

TIFF MULTI-ASSET FUND / SCHEDULE OF INVESTMENTS (UNAUDITED)*

September 30, 2020

	Number of Shares	Value

Foreign Common Stocks — (2.3)%

Bermuda — (0.0)%
Assured Guaranty, Ltd.	(662)	$(14,220)
Athene Holding, Ltd., Class A (a)	(1,146)	(39,056)
		(53,276)
Canada — (0.8)%
AcuityAds Holdings, Inc. (a)	(22,400)	(59,720)
ARC Resources, Ltd.	(107,554)	(480,603)
Bear Creek Mining Corp. (a)	(107,400)	(254,072)
BlackBerry, Ltd. (a)	(70,500)	(323,499)
BRP, Inc.	(5,800)	(306,432)
Canopy Growth Corp. (a)	(33,600)	(481,712)
Cascades, Inc.	(11,700)	(147,969)
Cenovus Energy, Inc.	(101,431)	(395,349)
Cominar Real Estate Investment Trust	(45,800)	(252,467)
Crescent Point Energy Corp.	(515,596)	(623,416)
Denison Mines Corp. (a)	(349,800)	(147,113)
Else Nutrition Holdings, Inc. (a)	(25,000)	(45,811)
Enbridge, Inc.	(49,523)	(1,446,769)
Gildan Activewear, Inc.	(14,500)	(285,742)
Great Bear Resources, Ltd. (a)	(35,400)	(404,898)
Imperial Oil, Ltd.	(192,443)	(2,303,737)
Just Energy Group, Inc. (a)	(6,212)	(32,377)
Laurentian Bank of Canada	(13,300)	(273,182)
Linamar Corp.	(3,500)	(104,115)
MTY Food Group, Inc.	(4,400)	(109,343)
NFI Group, Inc.	(18,400)	(228,834)
Osisko Mining, Inc. (a)	(90,300)	(235,320)
Peyto Exploration & Development Corp.	(527,305)	(986,061)
Quebecor, Inc., Class B	(11,600)	(290,185)
Spin Master Corp. (a) (e)	(19,600)	(423,044)
Wallbridge Mining Co., Ltd. (a)	(95,300)	(73,002)
Well Health Technologies Corp. (a)	(44,500)	(240,956)
		(10,955,728)
Denmark — (0.2)%
Ambu A/S, Class B	(8,818)	(249,663)
Demant A/S (a)	(40,274)	(1,266,918)
Netcompany Group A/S (a) (e)	(4,207)	(348,257)
Novozymes A/S Shares - B	(18,552)	(1,166,903)
		(3,031,741)
Finland — (0.2)%
Citycon Oyj	(70,111)	(551,840)
Orion Oyj, Class B	(23,885)	(1,080,938)
Stora Enso Oyj Shares - R	(26,397)	(413,657)

TIFF MULTI-ASSET FUND / SCHEDULE OF INVESTMENTS (UNAUDITED)*

September 30, 2020

	Number of Shares	Value

TietoEVRY Oyj	(25,562)	$(706,812)
		(2,753,247)
Ireland — (0.0)%
Aptiv plc	(1,190)	(109,099)

Norway — (0.1)%
Mowi ASA	(51,561)	(914,653)
Protector Forsikring ASA (a)	(79,150)	(385,301)
		(1,299,954)
Sweden — (1.0)%
Assa Abloy AB, Class B	(17,515)	(408,819)
Attendo AB (a) (e)	(52,450)	(285,891)
Betsson AB (a)	(79,012)	(606,861)
Byggmax Group AB (a)	(49,876)	(292,913)
Cellavision AB (a)	(17,802)	(713,577)
Clas Ohlson AB Shares - B (a)	(31,911)	(324,200)
Epiroc AB, Class A	(34,773)	(504,708)
EQT AB	(26,527)	(513,396)
Fastighets AB Balder Shares - B (a)	(22,287)	(1,131,957)
Hexagon AB, Shares - B (a)	(5,604)	(423,528)
Indutrade AB (a)	(6,993)	(374,937)
Investment AB Latour Shares - B	(88,726)	(2,080,197)
L E Lundbergforetagen AB Shares - B (a)	(14,692)	(726,740)
Lifco AB, Class B	(5,258)	(406,586)
Samhallsbyggnadsbolaget i Norden AB	(175,791)	(532,856)
Securitas AB Shares - B (a)	(49,031)	(750,379)
Skanska AB Shares - B (a)	(62,912)	(1,325,565)
SkiStar AB	(29,209)	(393,389)
Svenska Cellulosa AB, Series B (a)	(43,827)	(600,759)
Svenska Handelsbanken AB, Class A (a)	(115,134)	(966,969)
Thule Group AB (e)	(7,085)	(234,599)
Vitrolife AB (a)	(11,123)	(304,935)
		(13,903,761)
Total Foreign Common Stocks (Proceeds $28,946,435)		(32,106,806)
Total Common Stocks (Proceeds $98,914,918)		$(107,419,871)

Warrant — (0.0)%
Occidental Petroleum Corp., Expiring 08/03/27 (United States) (a) (Proceeds $10,182)	(2,057)	(6,171)

Preferred Stocks — (0.0)%
Qurate Retail, Inc., 8.10% (United States) (a) (Proceeds $78,449)	(318)	(31,332)

Total Securities Sold Short — (7.5)% (Proceeds $99,003,549)		$(107,457,374)

TIFF MULTI-ASSET FUND / SCHEDULE OF INVESTMENTS (UNAUDITED)*

September 30, 2020

Financial Futures Contracts

Number of Contracts	Expiration Date	Type	Initial Notional Value/ (Proceeds)	Notional Value at September 30, 2020	Unrealized Appreciation/ (Depreciation)
		Long Financial Futures Contracts

		Interest Rate-Related

65	12/21/2020	10-Year US Treasury Note	$9,046,378	$9,069,531	$23,153
		Equity-Related
1,082	12/18/2020	Russell 1000 e-Mini Index	64,210,127	62,907,480	(1,302,647)
278	12/18/2020	S&P 500 e-Mini Index	46,969,939	46,592,800	(377,139)
202	12/18/2020	MSCI EAFE	19,304,934	18,717,320	(587,614)
					(2,267,400)
					$(2,244,247)
		Short Financial Futures Contracts
		Equity-Related
(1,204)	12/18/2020	MSCI Emerging Markets	(66,763,772)	(65,527,700)	$1,236,072
					$(1,008,175)

Forward Currency Contracts

		Contract Amount
Contract Settlement Date	Counterparty	Receive		Deliver		Unrealized Appreciation/ (Depreciation)

10/01/2020	Morgan Stanley Capital Services, Inc.	USD	15,000,000	CAD	19,593,900	$294,281
10/01/2020	Morgan Stanley Capital Services, Inc.	USD	627,901	DKK	3,900,000	13,723
10/01/2020	Morgan Stanley Capital Services, Inc.	USD	235,056	EUR	200,000	587
10/01/2020	Morgan Stanley Capital Services, Inc.	USD	4,295,704	SEK	37,250,000	139,822
10/09/2020	Goldman Sachs International	CNH	41,777,100	USD	6,122,084	33,103
10/09/2020	Barclays Bank plc	CNH	50,243,809	USD	7,363,219	39,402
10/09/2020	Barclays Bank plc	USD	7,000,000	CNH	50,243,809	(402,621)
10/09/2020	Goldman Sachs International	USD	5,814,084	CNH	41,777,100	(341,103)
10/22/2020	Goldman Sachs International	USD	3,945,328	CNH	28,144,000	(198,441)
02/26/2021	Barclays Bank plc	USD	4,000,000	CNH	28,401,620	(146,066)
03/04/2021	Barclays Bank plc	USD	5,709,496	CNH	40,205,700	(157,456)
03/19/2021	Goldman Sachs International	USD	6,612,479	CNH	47,001,500	(239,507)
06/17/2021	Barclays Bank plc	USD	7,247,904	CNH	52,248,000	(325,807)
06/30/2021	Barclays Bank plc	USD	6,000,000	CNH	43,276,650	(268,163)
07/06/2021	Goldman Sachs International	USD	2,880,375	CNH	20,731,500	(121,239)
07/28/2021	Goldman Sachs International	USD	16,349,345	CNH	117,257,500	(604,672)
08/04/2021	Barclays Bank plc	USD	4,000,000	CNH	28,552,400	(126,548)
09/02/2021	Goldman Sachs International	USD	3,000,000	CNH	21,046,500	(36,318)
10/12/2021	Barclays Bank plc	USD	13,163,743	CNH	92,020,909	(79,205)
						$(2,526,228)

TIFF MULTI-ASSET FUND / SCHEDULE OF INVESTMENTS (UNAUDITED)*

September 30, 2020

Over-The-Counter Swap Contracts

Expiration Date	Counterparty	Floating Rate	Reference Entity	Currency	Payment Frequency Paid/Received	Notional Amount	Unrealized Appreciation	Unrealized Depreciation

Long Total Return Equity Swap Contracts
08/16/2021	Goldman Sachs International	3 Month LIBOR plus 0.05% (k)	Hang Seng China Enterprises Index Net Total Return Index	USD	Quarterly	$14,975,819	$1,115,204	$—
02/22/2022	Morgan Stanley Capital Services LLC	1 Month FEDL plus 1.25% (l)	Enterprise Products Partners LP	USD	Monthly	608,208	—	(36,200)
02/22/2022	Morgan Stanley Capital Services LLC	1 Month FEDL plus 0.40% (l)	Goodrich Petroleum Corp.	USD	Monthly	241,390	16,742	—
02/22/2022	Morgan Stanley Capital Services LLC	1 Month FEDL plus 0.40% (l)	Parsley Energy, Inc.	USD	Monthly	164,154	—	(3,628)
							$1,131,946	$(39,828)

Short Total Return Equity Swap Contracts
02/22/2022	Morgan Stanley Capital Services LLC	1 Month FEDL less 0.35% (l)	Magellan Midstream	USD	Monthly	$(1,618,810)	$92,542	$—
02/22/2022	Morgan Stanley Capital Services LLC	1 Month FEDL less 0.35% (l)	MPLX LP	USD	Monthly	(503,018)	45,233	—
02/22/2022	Morgan Stanley Capital Services LLC	1 Month FEDL less 1.54% (l)	Viper Energy Partners LP	USD	Monthly	(773,281)	41,261	—
02/22/2022	Morgan Stanley Capital Services LLC	1 Month FEDL less 3.54% (l)	Western Midstream Partners LP	USD	Monthly	(392,839)	—	(15,517)
							$179,036	$(15,517)
							$1,310,982	$(55,345)

TIFF MULTI-ASSET FUND / SCHEDULE OF INVESTMENTS (UNAUDITED)*

September 30, 2020

	Number of Contracts	Value

Written Option Contracts — (0.0)%

Calls — (0.0)%
iShares Silver Trust, Notional Amount ($600,000), Strike Price $30 Expiring 10/16/2020 (United States)	(200)	$(600)
Murphy Oil Corp., Notional Amount ($1,172,500), Strike Price $12.5 Expiring 11/20/2020 (United States)	(938)	(22,512)
Village Farms International, Inc., Notional Amount ($87,600), Strike Price $6 Expiring 11/20/2020 (United States)	(146)	(3,504)
Total Calls (Premiums received $36,325)		(26,616)
Puts — (0.0)%
Chart Industries, Inc., Notional Amount ($561,000), Strike Price $55 Expiring 10/16/2020 (United States)	(102)	(3,060)
Cheniere Energy, Inc., Notional Amount ($399,500), Strike Price $42.5 Expiring 10/16/2020 (United States)	(94)	(3,760)
Chevron Corp., Notional Amount ($937,500), Strike Price $62.5 Expiring 10/16/2020 (United States)	(150)	(2,850)
Concho Resources, Inc., Notional Amount ($752,000), Strike Price $40 Expiring 10/23/2020 (United States)	(188)	(13,536)
Exxon Mobil Corp., Notional Amount ($487,500), Strike Price $32.5 Expiring 10/16/2020 (United States)	(150)	(7,050)
Hess Corp., Notional Amount ($305,500), Strike Price $32.5 Expiring 10/16/2020 (United States)	(94)	(1,034)
Range Resources Corp., Notional Amount ($443,100), Strike Price $7 Expiring 10/16/2020 (United States)	(633)	(44,310)
S&P 500 Index, Notional Amount ($11,960,000), Strike Price $2,600 Expiring 01/15/2021 (United States)	(46)	(153,470)
Targa Resources Corp., Notional Amount ($1,143,600), Strike Price $12 Expiring 10/16/2020 (United States)	(953)	(14,295)
Tesla, Inc., Notional Amount ($770,000), Strike Price $350 Expiring 11/20/2020 (United States)	(22)	(44,726)
Wpx Energy, Inc., Notional Amount ($616,000), Strike Price $4 Expiring 01/15/2021 (United States)	(1,540)	(58,520)
Total Puts (Premiums received $569,144)		(346,611)
Total Written Options (Premiums received $605,469)		$(373,227)

ADR	American Depositary Receipt
CAD	Canadian Dollar
CNH	Yuan Renminbi Offshore
DKK	Danish Krone
EAFE	Europe, Australasia, and Far East
ETF	Exchange-Traded Fund
EUR	Euro
FEDL	US Federal Funds Effective Rate
GDR	Global Depositary Receipt
LIBOR	London Interbank Offered Rate
MSCI	Morgan Stanley Capital International

TIFF MULTI-ASSET FUND / SCHEDULE OF INVESTMENTS (UNAUDITED)*

September 30, 2020

NYSE	New York Stock Exchange
OTC	Over-the-Counter
REIT	Real Estate Investment Trust
SDR	Swedish Depositary Receipts
SEK	Swedish Krona
SPADR	Sponsored ADR
USD	US Dollar

*	Approximately 29% of the fund's total investments are maintained to cover "senior securities transactions" which may include, but are not limited to forwards, TBAs, options, futures, swaps, and securities sold short. These securities are marked-to-market daily and reviewed against the value of the fund's "senior securities" holdings to maintain proper coverage for the transactions.
(a)	Non income-producing security.
(b)	Security or a portion thereof is pledged as collateral for securities sold short.
(c)	Security is valued in good faith under procedures established by the board of trustees. The aggregate amount of securities fair valued amounts to $184,365,512, which represents 12.8% of the fund's net assets.
(d)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(e)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities are generally determined to be liquid in accordance with procedures approved by the board of trustees. At September 30, 2020 the aggregate value of these securities was $7,341,685, which represents 0.5% of net assets.
(f)	Restricted Securities. The following restricted securities were held by the fund as of September 30, 2020, and were valued in accordance with the Valuation of Investments as described in Note 2. Such securities generally may be sold only in a privately negotiated transaction with a limited number of purchasers. The fund will bear any costs incurred in connection with the disposition of such securities. The fund monitors the acquisition of restricted securities and, to the extent that a restricted security is illiquid, will limit the purchase of such a restricted security, together with other illiquid securities held by the fund, to no more than 15% of the fund’s net assets. All of the below securities are illiquid, with the exception of GSA Trend Fund, Ltd. and Canyon Value Realization Fund, LP. TIP’s valuation committee has deemed 10% of Canyon Value Realization Fund, LP to be illiquid in accordance with procedures approved by the TIP board of trustees. The below list does not include securities eligible for resale without registration pursuant to Rule 144A under the Securities Act of 1933 that may also be deemed restricted.

TIFF Multi-Asset Fund / schedule of investments (UNAUDITED)*

September 30, 2020

Investments	Investment Strategy	Date of Acquisition	Cost	Value

Foreign Common Stocks
Argonaut Gold, Inc.		09/18/20	$450,648	$396,095
Champignon Brands, Inc.		05/27/20	42,708	48,094
Great Bear Resources, Ltd.		05/12/20	257,538	374,794
Minera Alamos, Inc.		08/18/20	139,910	134,835
Osisko Mining, Inc.		06/01/20	236,807	232,215
Pasofino Gold, Ltd.		05/13/20	29,790	148,080
				1,334,113
Preferred Stocks
Synaptive Medical, Inc.		02/03/20	129,999	185,713
Warrants
Synaptive Medical, Inc.		12/16/19	—	7,821
Voyager Digital, Ltd.		07/06/20	29,543	105,745
Voyager Digital, Ltd.		08/31/20	61,973	53,787
				167,353
Private Investment Funds
Canyon Value Realization Fund, LP	Multi-Strategy	12/31/97 - 04/03/06	14,531,639	28,249,643
Eversept Global Healthcare Fund, LP	Long-Short Global Healthcare	02/01/19	26,250,000	30,109,960
Farallon Capital Institutional Partners, LP	Multi-Strategy	01/01/13	1,254,258	1,466,298
GSA Trend Fund, Ltd.	Trend Following	09/01/16 - 12/01/16	15,388,913	12,319,458
Honeycomb Partners, LP	Long-Short Global	07/01/16 - 07/01/17	26,206,746	50,531,197
Neo Ivy Capital Fund, LP	Relative Value	05/01/19	10,500,000	9,793,679
Northwest Feilong Fund, Ltd.	China Credit	05/01/20	15,000,000	15,468,693
QVT Roiv Hldgs Onshore, Ltd.	Multi-Strategy	01/05/16	2,469,102	6,656,342
Voloridge Fund, LP	Directional	04/01/20	15,000,000	16,307,807
				170,903,077
Disputed Claims Receipt
AMR Corp.		12/09/13	—	—
Total (12.0% of Net Assets)				$172,590,256

(g)	Security exempt from registration under Regulation S of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to investors outside the United States.
(h)	Portfolio holdings information of the Private Investment Funds is not available as of September 30, 2020. These positions are therefore grouped into their own industry classification. For any private investment funds structured as a limited partnership, no share value is included as these investments are not unitized.
(i)	Treasury bills and discount notes do not pay interest, but rather are purchased at a discount and mature at the stated principal amount.
(j)	Security or a portion thereof is held as initial margin for financial futures contracts.
(k)	The fund receives the floating rate.
(l)	The fund pays the floating rate.

TIFF MULTI-ASSET FUND NOTES TO SCHEDULE OF INVESTMENTS (UNAUDITED)	September 30, 2020

1. Organization

TIFF Investment Program ("TIP") is a no-load, open-end management investment company that seeks to improve the net investment returns of its members through two investment vehicles, each with its own investment objective and policies. TIP was originally incorporated under Maryland law on December 23, 1993, and was reorganized, effective December 16, 2014, as a Delaware statutory trust. As of September 30, 2020, TIP consisted of two mutual funds, TIFF Multi-Asset Fund ("MAF" or the "fund") and TIFF Short-Term Fund, each of which is diversified, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The schedule of investments and notes presented here relate only to MAF.

Investment Objective

The fund's investment objective is to attain a growing stream of current income and appreciation of principal that at least offset inflation.

2. Summary of Significant Accounting Policies

The fund operates as a diversified investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The preparation of financial statements in conformity with US generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the reported amounts of increases and decreases in net assets from operations during the reported period, and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from these estimates.

Valuation of Investments

Fair value is defined as the price that the fund could reasonably expect to receive upon selling an asset or pay to transfer a liability in a timely transaction to an independent buyer in the principal or most advantageous market for the asset or liability, respectively. A three-tier fair value hierarchy is utilized to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier fair value hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical assets and liabilities

Level 2 – other significant observable inputs (including quoted prices for similar assets and liabilities, interest rates,

prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the fund’s own assumptions in determining the fair value of assets and liabilities)

The fund has established a pricing hierarchy to determine the order of pricing sources utilized in valuing its portfolio holdings. The pricing hierarchy has been approved by the TIP board of trustees (the "board").

Generally, the following valuation policies are applied to securities for which market quotations are readily available. Securities listed on a securities exchange or traded on the National Association of Securities Dealers Automated Quotations (‘‘NASDAQ’’) for which market quotations are readily available are valued at their last quoted sales price on the principal exchange on which they are traded or at the NASDAQ official closing price, respectively, on the valuation date or, if there is no such reported sale on the valuation date, at the most recently quoted bid price, or asked price in the case of securities sold short. The fund employs an international fair value pricing model using other observable market-based inputs to adjust prices to reflect events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and OTC markets) and the time at which the net asset value of the fund is determined. If the TIP Valuation Committee believes that a particular event would materially affect net asset value, further adjustment is considered. Securities which use the international pricing model are typically categorized as Level 2 for the fair value hierarchy and securities that do not use the international pricing model are typically categorized as Level 1.

Debt securities are valued at prices that reflect broker/dealer-supplied valuations or are obtained from independent pricing services, which consider such factors as security prices, yields, maturities, and ratings, and are deemed representative of market values at the close of the market. Debt securities valuations are typically categorized as Level 2 for the fair value hierarchy.

Over-the-counter ("OTC") stocks not quoted on NASDAQ and foreign stocks that are traded OTC are normally valued at prices supplied by independent pricing services if those prices are deemed representative of market values at the close of the first session of the New York Stock Exchange and are typically categorized as Level 2 in the valuation hierarchy.

Short-term debt securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates fair value, and short-term debt securities having a remaining maturity of greater than 60 days are valued at their market value. Short-term debt securities, which include repurchase agreements and US Treasury Bills, are typically categorized as Level 2 in the fair value hierarchy.

Exchange-traded option contracts are valued at the last quoted sales price or, if there were no sales that day for a particular position, at the closing bid price (closing ask price in the case of open written option contracts). Future contracts are valued at the last posted settlement price or, if there were no sales that day for a particular position, at the closing bid price (closing ask price in the case of open short futures contracts). OTC open options contracts are normally valued at prices supplied by independent pricing services if those prices are deemed representative of market values at the close of the actively quoted markets. Exchange-traded contracts are typically categorized as Level 1 in the fair value hierarchy and OTC contracts are typically categorized as Level 2 in the fair value hierarchy.

Forward foreign currency contracts are valued at their respective fair market values and are typically categorized as Level 2 in the fair value hierarchy.

Investments in other open-end funds or trusts are valued at their closing net asset value per share on valuation date, which represents their redeemable value and are typically categorized as Level 1 in the fair value hierarchy.

MAF invests in total return equity swaps with Morgan Stanley Capital Services LLC as the counterparty. The total return equity swaps are valued at the last traded price of the reference entity net of interest and are typically categorized as Level 2 in the fair value hierarchy.

MAF invests in private investment funds that pursue certain alternative investment strategies. Private investment fund interests held by MAF are generally securities for which market quotations are not readily available. Rather, such interests generally can be sold back to the private investment fund only at specified intervals or on specified dates. The board has approved valuation procedures pursuant to which MAF values its interests in private investment funds at ‘‘fair value.’’ MAF determines the fair value of that private investment fund based on the most recent estimated value provided by the management of the private investment fund, as well as any other relevant information reasonably available at the time MAF values its portfolio including, for example, total returns of indices or exchange-traded funds that track markets to which the private investment fund may be exposed. The fair values of the private investment funds are based on available information and do not necessarily represent the amounts that might ultimately be realized, which depend on future circumstances and cannot be reasonably determined until the investment is actually liquidated. Fair value is intended to represent a good faith approximation of the amount that MAF could reasonably expect to receive from the private investment fund if MAF's interest in the private investment fund was sold at the time of valuation, based on information reasonably available at the time valuation is made and that MAF believes is reliable. Private investment fund valuations are categorized as Level 3 in the valuation hierarchy.

3. Investment Valuation and Fair Value Measurements

The following is a summary of the inputs used as of September 30, 2020 in valuing the fund’s assets and liabilities carried at fair value:

TIFF Multi-Asset Fund
Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*+	$593,308,792	$381,095,294	$86,284	$974,490,370
Participation Notes*	—	5,058,778	—	5,058,778
Structured Notes	—	—	233,978	233,978
Rights	—	286,607	—	286,607
Warrants	172,390	105,745	382,814	660,949
Corporate Bonds	—	157,108	—	157,108
Convertible Bonds	—	959,809	—	959,809
US Treasury Bonds/Notes	—	109,349,800	—	109,349,800
Exchange-Traded Funds	57,810,748	—	—	57,810,748
Private Investment Funds	—	—	170,903,077	170,903,077
Preferred Stocks*	228,618	2,305,474	185,713	2,719,805
Purchased Options	1,021,610	1,380,583	—	2,402,193
Disputed Claims Receipt+	—	—	—	—
Short-Term Investments	—	167,682,515	—	167,682,515
Total Investments in Securities	652,542,158	669,381,713	171,791,866	1,492,715,737
Financial Futures Contracts - Interest Rate Risk	23,153	—	—	23,153
Financial Futures Contracts - Equity Risk	1,236,072	—	—	1,236,072
Forward Currency Contracts - Foreign Currency Risk	—	520,918	—	520,918
Total Return Equity Swap Contracts - Equity Risk	—	1,310,982	—	1,310,982
Total Other Financial Instruments	1,259,225	1,831,900	—	3,091,125
Total Assets	$653,801,383	$670,213,613	$171,791,866	$1,495,806,862

TIFF Multi-Asset Fund
Valuation Inputs	Level 1	Level 2	Level 3	Total
Liabilities
Common Stocks Sold Short*	$(86,431,168)	$(20,988,703)	$—	$(107,419,871)
Warrant Sold Short	(6,171)	—	—	(6,171)
Preferred Stocks Sold Short	(31,332)	—	—	(31,332)
Total Securities Sold Short	(86,468,671)	(20,988,703)	—	(107,457,374)
Financial Futures Contracts - Equity Risk	(2,267,400)	—	—	(2,267,400)
Forward Currency Contracts - Foreign Currency Risk	—	(3,047,146)	—	(3,047,146)
Total Return Equity Swap Contracts - Equity Risk	—	(55,345)	—	(55,345)
Written Options - Equity Risk	(219,757)	(153,470)	—	(373,227)
Total Other Financial Instruments	(2,487,157)	(3,255,961)	—	(5,743,118)
Total Liabilities	$(88,955,828)	$(24,244,664)	$—	$(113,200,492)

*	Securities categorized as Level 2 primarily include listed foreign equities whose value has been adjusted with factors to reflect changes to foreign markets after market close.
+	There are securities in this category that have a market value of zero and are categorized as Level 3.

During the period ended September 30, 2020, there were no significant transfers to or from Level 3 investments.

The following is a reconciliation of investments in securities for which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2019	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of September 30, 2020	Net Change in Unrealized Appreciation (Depreciation) from Investments still held as of 09/30/20 for the period ended 09/30/20
Common Stocks*	$-	$(257,115)	$62,707	$-	$-	$280,692	$-	$86,284	$(194,408)
Structured Notes	-	-	36,648	197,330	-	-	-	233,978	36,648
Rights	173,197	-		-	-	-	(173,197)	-	-
Warrants	10,771	-	167,940	204,103	-	-	-	382,814	167,940
Private Investment Funds	246,374,573	41,081,490	(33,966,297)	30,000,000	(112,586,689)	-	-	170,903,077	(27,436,401)
Preferred Stocks	185,713	-	-	-	-	-	-	185,713	-
Disputed Claims Receipt*	-	-	-	-	-	-	-	-	-
Total	$246,744,254	$40,824,375	$(33,699,002)	$30,401,433	$(112,586,689)	$280,692	$(173,197)	$171,791,866	$(27,426,221)

*There are securities categorized as Level 3 that have a market value of zero.

Securities designated as Level 3 in the fair value hierarchy are valued using methodologies and procedures established by the board, and the TIP Valuation Committee, which was established to serve as an agent of the board. Management is responsible for the execution of these valuation procedures. Transfers to/from, or additions to, Level 3 require a determination of the valuation methodology, including the use of unobservable inputs, by the TIP Valuation Committee.

The TIP Valuation Committee meets no less than quarterly to review the methodologies and significant unobservable inputs currently in use, and to adjust the pricing models as necessary. Any adjustments to the pricing models are documented in the minutes of the TIP Valuation Committee meetings, which are provided to the board on a quarterly basis.

The following is a summary of the procedures and significant unobservable inputs used in Level 3 investments:

Common Stocks, Structured Notes, Rights, Warrants, Preferred Stocks and Disputed Claims Receipt. Securities for which market quotations are not readily available or for which available prices are deemed unreliable are valued at their fair value as determined in good faith under procedures established by the board. Such procedures use fundamental valuation methods, which may include, but are not limited to, an analysis of the effect of any restrictions on the resale of the security, industry analysis and trends, significant changes in the issuer's financial position, and any other event which could have a significant impact on the value of the security. On a quarterly basis, the TIP Valuation Committee reviews the valuations in light of current information available about the issuer, security, or market trends to adjust the pricing models, if deemed necessary.

Private Investment Funds. Private investment funds are valued at fair value using net asset values received on monthly statements, adjusted for the most recent estimated value or performance provided by the management of the private investment fund. In most cases, values are adjusted further by the total returns of indices or exchange-traded funds that track markets to which the private investment fund is fully or partially exposed, as determined by the TIP Valuation Committee upon review of information provided by the private investment fund. On a quarterly basis, the TIP Valuation Committee compares the valuations as determined by the pricing models at each month-end during the quarter to statements provided by management of the private investment funds in order to recalibrate the market exposures, the indices, or exchange-traded funds used in the pricing models as necessary.

The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements of assets were as follows:

As of September 30, 2020	Fair Value	Valuation Methodology	Significant Unobservable Inputs	Range	Weighted Average*
Common Stock	$86,284	Last market price	Discount(%)	85% - 100%	85%
Structured Notes	233,978	Net present value of expected future dividends	Expected future dividends	$0.71 – $1.46	$0.94
Warrants	382,814	Black- Scholes pricing model	Volatility	35.00%	35.00%
Private Investment Funds	170,903,077	Adjusted net asset value	Manager estimated returns	(5.80)% - 2.40%	(0.82)%
			Market returns**	(3.00)% - 11.01%	1.17%
Preferred Stocks	185,713	Recent transaction price	Recent transaction price	$2.50	$2.50
Disputed Claims Receipt	—	Corporate Action Model	Future Claim Awards	0.00%	0.00%

* Weighted by market value of investments as a percentage of the total market value of level three investments within each valuation methodology.

** Weighted by estimated exposure to chosen indices, exchange-traded funds, other marketable securities or other proxy.

The following are descriptions of the measurement uncertainty of the Level 3 recurring fair value measurements to changes in the significant unobservable inputs presented in the table above:

Common Stocks, Structured Notes, Rights, Warrants, Preferred Stocks and Disputed Claims Receipt. The chart above reflects the methodology and significant unobservable inputs of securities held at period ended September 30, 2020. The discounts or estimates for lack of marketability and estimate of future claims or dividends used to determine fair value may include other factors such as liquidity, volitility, or credit risk. An increase (decrease) in the discount or decrease (increase) estimate of future claims or dividends would result in a lower (higher) fair value measurement.

Private Investment Funds. The range of manager estimates and market returns reflected in the above chart identify the range of estimates and returns used in valuing the private investment funds at period ended September 30, 2020. A significant increase (decrease) in the estimates received from the manager of the private investment funds would result in a significantly higher (lower) fair value measurement. A significant increase (decrease) in the market return weighted by estimated exposures to chosen indices would result in a significantly higher (lower) fair value measurement.

The table below details the fund’s ability to redeem from private investment funds that are classified as Level 3 assets. The private investment funds in this category generally impose a “lockup” or "gating" provision, which may restrict the timing, amount, or frequency of redemptions. All or a portion of the interests in these privately offered funds generally are deemed to be illiquid.

	Fair Value	Redemption Frequency	Redemption Notice Period

Multi-Strategy (a)	$36,372,283	daily (78)%	2 days
Long-Short Global Healthcare (b)	30,109,960	quarterly	45 days
Trend Following (c)	12,319,458	daily	2 days
Long-Short Global (d)	50,531,197	quarterly	60 days
Relative Value (e)	9,793,679	quarterly	30 days
China Credit (f)	15,468,693	monthly	45 days
Directional (g)	16,307,807	monthly	30 days
Total	$170,903,077

(a)	This strategy primarily comprises capital allocated to various strategies based on risk and return profiles. This strategy includes $8,122,640 of redemption residuals.
(b)	This strategy primarily comprises long and short positions in global healthcare securities.
(c)	This strategy primarily comprises long and short investments in commodity, equity index, currency, and fixed income futures, based on trailing price movements.

(d)	This strategy primarily comprises long and short positions in global common stocks.

(e)	This strategy primarily comprises long and short positions in US large-cap common stocks selected using artificial intelligence.

(f)	This strategy primarily comprises Chinese convertible bonds.

(g)	This strategy primarily comprises global futures, US equities, ETFS, and ADRs selected using quantitative analysis to predict likely short-term price changes.

4. Derivative and Other Financial Instruments

During the period ended September 30, 2020, the fund invested in derivatives, such as but not limited to futures, currency forwards, purchased and written options, and total return equity swaps for hedging, liquidity, index exposure, and active management strategies. Derivatives are used for ‘‘hedging’’ when TIFF Advisory Services, Inc. ("TAS") or a money manager seeks to protect the fund’s investments from a decline in value. Derivative strategies are also used when TAS or a money manager seeks to increase liquidity, implement a cash management strategy, invest in a particular stock, bond or segment of the market in a more efficient or less expensive way, modify the effective duration of the fund’s portfolio investments and/or for purposes of total return. Depending on the purpose for which the derivative instruments are being used, the successful use of derivative instruments may depend on, among other factors, TAS’s or the money manager’s general understanding of how derivative instruments act in relation to referenced securities or markets but also on market conditions, which are out of control of TAS or the money manager.

Cover for Strategies Using Derivative Instruments

Transactions using derivative instruments, including futures contracts, written options and swaps, expose the fund to an obligation to another party and may give rise to a form of leverage. It is the fund's policy to segregate assets to cover derivative transactions that might be deemed to create leverage under Section 18 of the 1940 Act. In that regard, the fund will not enter into any such transactions unless it has covered such transactions by owning and segregating either (1) an offsetting (‘‘covered’’) position in securities, currencies, or other derivative instruments or (2) cash and/or liquid securities with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. When the fund is required to segregate cash or liquid securities, it will instruct its custodian as to which cash holdings or liquid assets are to be marked on the books of the fund or its custodian as segregated for purposes of Section 18 of the 1940 Act. The fund will monitor the amount of these segregated assets on a daily basis and will not enter into additional transactions that would require the segregation of cash or liquid securities unless the fund holds a sufficient amount of cash or liquid securities that can be segregated.

Financial Futures Contracts

The fund may use futures contracts, generally in one of three ways: (1) to gain exposures, both long and short, to the total returns of broad equity indices, globally; (2) to gain exposures, both long and short, to the returns of non-dollar currencies relative to the US dollar; and (3) to manage the duration of the fund's fixed income holdings to targeted levels.

Futures contracts involve varying degrees of risk. Such risks include the imperfect correlation between the price of a derivative and that of the underlying security and the possibility of an illiquid secondary market for these securities. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instrument at a set price for delivery at a future date. At the time a futures contract is purchased or sold, the fund must allocate cash or securities as a deposit payment (‘‘initial margin’’). An outstanding futures contract is valued daily, and the payment in cash of ‘‘variation margin’’ will be required, a process known as ‘‘marking to the market.’’ Each day, the fund will be required to provide (or will be entitled to receive) variation margin in an amount equal to any decline (in the case of a long futures position) or increase (in the case of a short futures position) in the contract’s value since the preceding day. The daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities. When the contracts are closed, a realized gain or loss is recorded as net realized gain (loss) from financial futures contracts in the Statement of Operations, equal to the difference between the opening and closing values of the contracts.

US futures contracts have been designed by exchanges that have been designated as ‘‘contract markets’’ by the Commodity Futures Trading Commission and such contracts must be executed through a futures commission merchant or brokerage firm that is a member of the relevant contract market. Futures contracts may trade on a number of exchange markets, and through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange, thereby reducing the risk of counterparty default. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments.

Swap Contracts

The fund may use swaps and generally uses them in the following ways: (1) to gain exposures, both long and short, to the total returns of broad equity indices; (2) to gain exposure, both long and short, to the total returns of individual equities and bonds; and (3) to gain long-term exposures to the total returns of selected investment strategies. While swaps falling into the first and third categories are often held for multiple quarters, if not years, swaps in the second category can at times be held for shorter time periods or adjusted frequently based on the managers' evolving views of the expected risk/reward of the trade.

At the end of the period, the fund maintained long and short total return equity swap contracts to indirectly gain exposure to both long and short total returns of individual equities.

Generally, swap agreements are contracts between a fund and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years. A swap agreement may be negotiated bilaterally and traded OTC between the two parties (for an uncleared swap) or, in some instances, must be transacted through a Futures Commission Merchant and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). In a basic swap transaction, the fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) and/or cash flows earned or realized on a particular ‘‘notional amount’’ or value of predetermined underlying reference instruments. The notional amount is the set dollar or other value selected by the parties to use as the basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead they agree to exchange the returns that would be earned or realized if the notional amount were invested in given investments or at given interest rates. Examples of returns that may be exchanged in a swap agreement are those of a particular security, a particular fixed or variable interest rate, a particular non-US currency, or a ‘‘basket’’ of securities representing a particular index or portfolio of securities and other instruments. Swaps can also be based on credit and other events.

A fund will generally enter into swap agreements on a net basis, which means that the two payment streams that are to be made by the fund and its counterparty with respect to a particular swap agreement are netted out, with the fund receiving or paying, as the case may be, only the net difference in the two payments. The fund’s obligations (or rights) under a swap agreement that is entered into on a net basis will generally be the net amount to be paid or received under the agreement based on the relative values of the obligations of each party upon termination of the agreement or at set valuation dates. The fund will accrue its obligations under a swap agreement daily (offset by any amounts the counterparty owes the fund). If the swap agreement does not provide for that type of netting, the full amount of the fund’s obligations will be accrued on a daily basis.

Cleared swaps are subject to mandatory central clearing. Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to bilateral swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely and may involve additional costs and risks not involved with uncleared swaps.

Upon entering into a swap agreement, the fund may be required to pledge to the swap counterparty an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by the fund to the counterparty if the swap were terminated on the date in question, including any early termination payments. In certain circumstances, the fund may be required to pledge an additional amount, known as an independent amount, which is typically equal to a specified percentage of the notional amount of the trade. In some instances, the independent amount can be a significant percentage of the notional amount. Likewise, the counterparty may be required to pledge cash or other assets to cover its obligations to the fund, net of the independent amount, if any. However, the amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults in its obligations to the fund, the amount pledged by the counterparty and available to the fund may not be sufficient to cover all the amounts due to the fund and the fund may sustain a loss. Other risks may apply if an independent amount has been posted.

The fund records a net receivable or payable for the amount expected to be received or paid in the period. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation (depreciation) on investments. The swap is valued at fair market value as determined by valuation models developed and approved in accordance with the fund’s valuation procedures. In addition, the fund could be exposed to risk if the counterparties are unable to meet the terms of the contract or if the value of foreign currencies change unfavorably to the US dollar.

Options

The fund generally uses options to hedge a portion (but not all) of the downside risk in its long or short equity positions and also opportunistically to generate total returns. The fund may also engage in writing options, for example, to express a long view on a security. When writing a put option, the risk to the fund is equal to the notional value of the position.

Generally, an option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security, currency or other instrument (an ‘‘underlying instrument’’) from the writer of the option (in the case of a call option), or to sell a specified security, currency, or other instrument to the writer of the option (in the case of a put option) at a designated price during the term of the option or at the expiration date of the option. Put and call options that the fund purchases may be traded on a national securities exchange or in the OTC market. All option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation, thereby reducing the risk of counterparty default. There can be no assurance that a liquid secondary market will exist for any option purchased.

As the buyer of a call option, the fund has a right to buy the underlying instrument (e.g., a security) at the exercise price at any time during the option period (for American style options) or at the expiration date (for European style options). The fund may enter into closing sale transactions with respect to call options, exercise them, or permit them to expire unexercised. As the buyer of a put option, the fund has the right to sell the underlying instrument at the exercise price at any time during the option period (for American style options) or at the expiration date (for European style options). Like a call option, the fund may enter into closing sale transactions with respect to put options, exercise them or permit them to expire unexercised. When buying options, the fund’s potential loss is limited to the cost (premium plus transaction costs) of the option.

As the writer of a put option, the fund retains the risk of loss should the underlying instrument decline in value. If the value of the underlying instrument declines below the exercise price of the put option and the put option is exercised, the fund, as the writer of the put option, will be required to buy the instrument at the exercise price. The fund will incur a loss to the extent that the current market value of the underlying instrument is less than the exercise price of the put option net of the premium received by the fund for the sale of the put option. If a put option written by the fund expires unexercised, the fund will realize a gain in the amount of the premium received. As the writer of a put option, the fund may be required to pledge cash and/or other liquid assets at least equal to the value of the fund’s obligation under the written put.

The fund may write ‘‘covered’’ call options, meaning that the fund owns the underlying instrument that is subject to the call, or has cash and/or liquid securities with a value at all times sufficient to cover its potential obligations under the option. When the fund writes a covered call option covered by the underlying instrument that is subject to the call, the underlying instruments that are held by the fund and are subject to the call option will be earmarked as segregated on the books of the fund or the fund’s custodian. A fund will be unable to sell the underlying instruments that are subject to the written call option until it either effects a closing transaction with respect to the written call, or otherwise satisfies the conditions for release of the underlying instruments from segregation, for example, by segregating sufficient cash and/or liquid assets necessary to enable the fund to purchase the underlying instrument in the event the call option is exercised by the buyer.

When the fund writes an option, an amount equal to the premium received by the fund is included in the fund’s Statement of Assets and Liabilities as a liability and subsequently marked to market to reflect the current value of the option written. These contracts may also involve market risk in excess of the amounts stated in the Statement of Assets and Liabilities. In addition, the fund could be exposed to risk if the counter-parties are unable to meet the terms of the contract or if the value of foreign currencies change unfavorably to the US dollar. The current market value of a written option is the last sale price on the market on which it is principally traded. If the written option expires unexercised, the fund realizes a gain in the amount of the premium received. If the fund enters into a closing transaction, it recognizes a gain or loss, depending on whether the cost of the purchase is less than or greater than the premium received.

Forward Currency Contracts

At times, the fund enters into forward currency contracts to manage the foreign currency exchange risk to which it is subject in the normal course of pursuing international investment objectives. The primary objective of such transactions is to protect (hedge) against a decrease in the US dollar equivalent value of its foreign securities or the payments thereon that may result from an adverse change in foreign currency exchange rates in advance of pending transaction settlements.

A forward currency contract is an agreement between two parties to buy or sell a specific currency for another at a set price on a future date, which is individually negotiated and privately traded by currency traders and their customers in the interbank market. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked-to-market daily, and the change in value is recorded by the fund as an unrealized gain or loss. The fund may either exchange the currencies specified at the maturity of a forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting forward contract. Closing transactions with respect to forward contracts are usually performed with the counterparty to the original forward contract. The gain or loss arising from the difference between the US dollar cost of the original contract and the value of the foreign currency in US dollars upon closing a contract is included in net realized gain (loss) from forward currency contracts on the Statement of Operations. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the fund’s Statement of Assets and Liabilities. In addition, the fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the US dollar.

Forward currency contracts held by the fund are fully collateralized by other securities, as disclosed in the accompanying Schedule of Investments. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Short Selling

At times, the fund sells securities it does not own in anticipation of a decline in the market price of such securities or in order to hedge portfolio positions. The fund generally will borrow the security sold in order to make delivery to the buyer. Upon entering into a short position, the fund records the proceeds as a deposit with broker for securities sold short in its Statement of Assets and Liabilities and establishes an offsetting liability for the securities or foreign currencies sold under the short sale agreement. The fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited at the fund’s custodian for the benefit of the broker is recorded as Deposits with broker for securities sold short on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted on the Schedule of Investments.

The liability is marked-to-market while it remains open to reflect the current settlement obligation. Until the security or currency is replaced, the fund is required to pay the lender any dividend or interest earned. Such payments are recorded as expenses to the fund. When a closing purchase is entered into by the fund, a gain or loss equal to the difference between the proceeds originally received and the purchase cost is recorded in the Statement of Operations.

In ‘‘short selling,’’ the fund sells borrowed securities or currencies which must at some date be repurchased and returned to the lender. If the market value of securities or currencies sold short increases, the fund may realize losses upon repurchase in amounts which may exceed the liability on the Statement of Assets and Liabilities. Further, in unusual circumstances, the fund may be unable to repurchase securities to close its short position except at prices significantly above those previously quoted in the market.

Derivative Disclosure

The following tables provide quantitative disclosure about fair value amounts of and gains and losses on the fund's derivative instruments grouped by contract type and primary risk exposure category as of September 30, 2020. These derivatives are not accounted for as hedging instruments.

The following table lists the fair values of the fund's derivative holdings as of September 30, 2020, grouped by contract type and risk exposure category:

Derivative Type	Statement of Assets and Liability and Location	Foreign Currency Risk	Quarterly Average %*	Equity Risk	Quarterly Average %*	Interest Rate Risk	Quarterly Average %*	Total
Purchased Options	Investments in securities, at value	$—	—%	$2,122,924	0.13%	$279,269	0.01%	$2,402,193
Total Return Equity Swap Contracts	Unrealized appreciation on swap contracts	—	—%	1,310,982	0.05%	—	—%	1,310,982
Forward Currency Contracts	Unrealized appreciation on forward currency contracts	520,918	0.06%	—	—%	—	—%	520,918
Financial Futures Contracts	Due from broker for futures variation margin**	—	—%	1,236,072	0.08%	23,153	0.01%	1,259,225
Total Value - Assets		$520,918		$4,669,978		$302,422		$5,493,318
Written Options	Written option, at value	$—	—%	$(373,227)	0.07%	$—	—%	$(373,227)
Total Return Equity Swap Contracts	Unrealized depreciation on swap contracts	—	—%	(55,345)	0.01%	—	—%	(55,345)
Forward Currency Contracts	Unrealized depreciation on forward currency contracts	(3,047,146)	0.07%	—	—%	—	—%	(3,047,146)
Financial Futures Contracts	Due to broker for futures variation margin**	—	—%	(2,267,400)	0.15%	—	0.00%	(2,267,400)
Total Value - Liabilities		$(3,047,146)		$(2,695,972)		$—		$(5,743,118)

* The Quarterly Average % is a representation of the volume of derivative activity. Quarterly Average % was calculated as follows: At each quarter end from and including December 31, 2019 to and including September 30, 2020, the absolute value of the applicable fair value amount was divided by net assets to derive a percentage of net assets for each quarter end. The Quarterly Average % amount represents the average of these four percentages.

** Includes appreciation (depreciation) on the date the contracts are opened through September 30, 2020. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

5. Federal Tax Information

For federal income tax purposes, the cost of investments owned at September 30, 2020 has been estimated since the final tax characteristic cannot be determined until subsequent to fiscal year end.

Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)	Tax Cost of Investments
$286,852,640	$(251,621,412)	$35,231,228	$1,351,201,809

The difference between the tax cost of investments and the cost of investments for GAAP purposes is primarily due to the tax treatment of wash sale losses, mark to market on derivatives, mark to market on passive foreign investment companies, total return swaps, partnerships, and tax adjustments related to holding offsetting positions such as constructive sales.

Dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of September 30, 2020.

6. Repurchase and Reverse Repurchase Agreements

The fund will engage in repurchase and reverse repurchase transactions under the terms of master repurchase agreements with parties approved by TAS or the relevant money manager.

In a repurchase agreement, the fund buys securities from a counterparty (e.g., typically a member bank of the Federal Reserve system or a securities firm that is a primary or reporting dealer in US Government securities) with the agreement that the counterparty will repurchase them at the same price plus interest at a later date. In certain instances, the fund may enter into repurchase agreements with one counterparty, but face another counterparty at settlement. Repurchase agreements may be characterized as loans secured by the underlying securities. Such transactions afford an opportunity for the fund to earn a return on available cash at minimal market risk, although the fund may be subject to various delays and risks of loss if the counterparty becomes subject to a proceeding under the US Bankruptcy Code or is otherwise unable to meet its obligation to repurchase the securities. In transactions that are considered to be collateralized fully, the securities underlying a repurchase agreement will be marked to market every business day so that the value of such securities is at least equal to the repurchase price thereof, including accrued interest.

In a reverse repurchase agreement, the fund sells US Government securities and simultaneously agrees to repurchase them at an agreed-upon price and date. The difference between the amount the fund receives for the securities and the additional amount it pays on repurchase is deemed to be a payment of interest. Reverse repurchase agreements create leverage, a speculative factor, but will not be considered borrowings for the purposes of limitations on borrowings. When a fund enters into a reverse repurchase agreement, it must segregate on its or its custodian's books cash and/or liquid securities in an amount equal to the amount of the fund's obligation (cost) to repurchase the securities, including accrued interest.

The following table presents the fund’s repurchase agreements net of amounts available for offset and net of the related collateral received as of September 30, 2020:

Counterparty	Assets Subject to a Netting Provision or Similar Arrangement	Liabilities Available for Offset	Collateral Received	Net Amount
Fixed Income Clearing Corp.	$82,688,567	$—	$(82,688,567)	$—
Total	$82,688,567	$—	$(82,688,567)	$—

Please see Note 4, Derivatives and Other Financial Instruments, for further discussion of netting provisions and similar arrangements.

7. Concentration of Risks

MAF may engage in transactions with counterparties, including but not limited to repurchase and reverse repurchase agreements, forward contracts, futures and options, and total return, credit default, interest rate, and currency swaps. The fund may be subject to various delays and risks of loss if the counterparty becomes insolvent or is otherwise unable to meet its obligations.

The fund engages multiple external money managers, each of which manages a portion of the fund's assets. A multi-manager fund entails the risk, among others, that the advisor may not be able to (1) identify and retain money managers who achieve superior investment returns relative to similar investments; (2) combine money managers in the fund such that their investment styles are complementary; or (3) allocate cash among the money managers to enhance returns and reduce volatility or risk of loss relative to a fund with a single manager.

The fund invests in private investment funds that entail liquidity risk to the extent they are difficult to sell or convert to cash quickly at favorable prices.

The fund invests in fixed income securities issued by banks and other financial companies, the market values of which may change in response to interest rate fluctuations. Although the fund generally maintains a diversified portfolio, the ability of the issuers of the fund’s portfolio securities to meet their obligations may be affected by changing business and economic conditions in a specific industry, state, or region.

The fund invests in US Government securities. Because of the rising US Government debt burden, it is possible that the US Government may not be able to meet its financial obligations or that securities issued or backed by the US Government may experience credit downgrades. Such a credit event may adversely affect the financial markets.

The fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the US, a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

The fund invests in small capitalization stocks. These investments may entail different risks than larger capitalizations stocks, including potentially lesser degrees of liquidity.

The fund may engage in short sales in which it sells a security it does not own. To complete such a transaction, the fund must borrow or otherwise obtain the security to make delivery to the buyer. The fund then is obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the fund. The fund’s investment performance will suffer if a security that it has sold short appreciates in value.

8. Subsequent Events

Throughout 2020, global markets have experienced periods of high volatility triggered by the rapidly evolving public health emergency known as coronavirus (“COVID-19”). As the situation continues to unfold, the extent and duration of the impact that the COVID-19 outbreak may have on financial markets and the economy as a whole remains highly uncertain. If the effects of the COVID-19 outbreak on financial markets and the economy continue for an extended period of time, the fund’s investment results may be adversely affected. Management has evaluated the possibility of these subsequent events and has determined that there are no material events that would require disclosure.

TIFF Short-Term Fund / schedule of investments (UNAUDITED)

September 30, 2020

	Principal Amount	Value
Investments — 100.0% of net assets

Short-Term Investments — 100.0%

Repurchase Agreement — 1.4%
Fixed Income Clearing Corp. issued on 09/30/20 (proceeds at maturity $1,136,192) (collateralized by US Treasury Inflation Indexed Notes, due 04/15/21 with a total par value of $1,055,500 and a total market value of $1,159,020), 0.000%, 10/01/20 (Cost $1,136,192)	$1,136,192	$1,136,192

US Treasury Bills (a) — 98.6%
US Treasury Bill, 0.131%, 10/01/20	2,000,000	2,000,000
US Treasury Bill, 0.157%, 10/15/20	2,000,000	1,999,880
US Treasury Bill, 0.133%, 10/22/20	1,000,000	999,923
US Treasury Bill, 0.116%, 10/29/20	2,000,000	1,999,822
US Treasury Bill, 0.164%, 11/27/20	5,000,000	4,998,717
US Treasury Bill, 0.173%, 12/03/20	5,000,000	4,999,169
US Treasury Bill, 0.182%, 12/10/20	12,000,000	11,997,783
US Treasury Bill, 0.172%, 12/17/20	2,000,000	1,999,604
US Treasury Bill, 0.172%, 12/24/20	3,000,000	2,999,300
US Treasury Bill, 0.147%, 01/07/21	10,000,000	9,997,380
US Treasury Bill, 0.137%, 01/21/21	1,000,000	999,681
US Treasury Bill, 0.107%, 02/04/21	8,000,000	7,997,130
US Treasury Bill, 0.112%, 02/18/21	16,000,000	15,993,778
US Treasury Bill, 0.110%, 03/18/21	11,000,000	10,994,610

Total US Treasury Bills (Cost $79,970,993)		79,976,777

Total Short-Term Investments (Cost $81,107,185)		81,112,969

Total Investments — 100.0% (Cost $81,107,185)		81,112,969

Other Assets in Excess of Liabilities — 0.0%		22,167

Net Assets — 100.0%		$81,135,136

(a) Treasury bills do not pay interest, but rather are purchased at a discount and mature at the stated principal amount.

TIFF SHORT-TERM FUND NOTES TO SCHEDULE OF INVESTMENTS (UNAUDITED)	September 30, 2020

1. Organization

TIFF Investment Program ("TIP") is a no-load, open-end management investment company that seeks to improve the net investment returns of its members through two investment vehicles, each with its own investment objective and policies. TIP was originally incorporated under Maryland law on December 23, 1993, and was reorganized, effective December 16, 2014, as a Delaware statutory trust. As of September 30, 2020, TIP consisted of two mutual funds, TIFF Multi-Asset Fund and TIFF Short-Term Fund ("STF" or the "fund"), each of which is diversified, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The schedule of investments and notes presented here relate only to STF.

Investment Objective

STF’s investment objective is to attain as high a rate of current income as is consistent with ensuring that the fund’s risk of principal loss does not exceed that of a portfolio invested in six-month US Treasury bills.

2. Summary of Significant Accounting Policies

The fund operates as a diversified investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946 Financial Services - Investment Companies.

The preparation of financial statements in conformity with US generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the reported amounts of increases and decreases in net assets from operations during the reported period, and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from these estimates.

Valuation of Investments

Fair value is defined as the price that the fund could reasonable expect to receive upon selling an asset or pay to transfer a liability in a timely transaction to an independent buyer in the principal or most advantageous market for the asset or liability, respectively. A three-tier fair value hierarchy is utilized to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier fair value hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical assets and liabilities

Level 2 – other significant observable inputs (including quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the fund’s own assumptions in determining the fair value of assets and liabilities)

Short-term debt securities having a remaining maturity of less than 60 days are valued at amortized cost using straight-line amortization, which approximates fair value, and short-term debt securities having a remaining maturity of greater than 60 days are valued at their market value. Short-term debt securities are typically categorized as Level 2 in the fair value hierarchy.

During the period ended September 30, 2020, all of the fund’s investments were valued using Level 2 inputs; therefore, there were no transfers to or from Level 3 investments.

3. Federal Tax Information

For federal income tax purposes, the cost of investments owned at September 30, 2020 has been estimated since the final tax characteristic cannot be determined until fiscal year end. The cost of investments, the aggregate gross unrealized appreciation/(depreciation) and the net unrealized appreciation/(depreciation) on investment securities, at September 30, 2020, are as follows:

Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation	Cost
$5,791	$(7)	$5,784	$81,107,185

Dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

The amount and character of tax basis distributions and composition of net assets are finalized at fiscal year end; accordingly, tax basis balances have not been determined as of September 30, 2020.

4. Repurchase Agreements

The fund will engage in repurchase transactions under the terms of master repurchase agreements with parties approved by TAS.

In a repurchase agreement, the fund buys securities from a counterparty (e.g., typically a member bank of the Federal Reserve system or a securities firm that is a primary or reporting dealer in US Government securities) with the agreement that the counterparty will repurchase them at the same price plus interest at a later date. In certain instances, the fund may enter into repurchase agreements with one counterparty, but face another counterparty at settlement. Repurchase agreements may be characterized as loans secured by the underlying securities. Such transactions afford an opportunity for the fund to earn a return on available cash at minimal market risk, although the fund may be subject to various delays and risks of loss if the counterparty becomes subject to a proceeding under the US Bankruptcy Code or is otherwise unable to meet its obligation to repurchase the securities. Securities pledged as collateral for repurchase agreements are held by the custodial bank until maturity of the repurchase agreements. Provisions of the repurchase agreements and the procedures adopted by the fund require that the market value of the collateral, including accrued interest thereon, be at least equal to the value of the securities sold or purchased in order to protect against loss in the event of default by the counterparty.

Counterparty	Assets Subject to a Netting Provision or Similar Arrangement	Liabilities Available for Offset	Collateral Received	Net Amount
Fixed Income Clearing Corp.	$1,136,192	$—	$(1,136,192)	$—
Total	$1,136,192	$—	$(1,136,192)	$—

5. Concentration of Risks

The fund may engage in transactions with counterparties, including but not limited to repurchase agreements. The fund may be subject to various delays and risks of loss if the counterparty becomes insolvent or is otherwise unable to meet its obligations.

The fund invests in US Government securities. Because of the rising US Government debt burden, it is possible that the US Government may not be able to meet its financial obligations or that securities issued or backed by the US Government may experience credit downgrades. Such a credit event may adversely affect the financial markets.

From time to time, a fund may have members that hold significant portions of the fund’s outstanding shares. Investment activities of such members could have a material impact on the fund. As of September 30, 2020, TAS, the advisor to the fund, owned 33% of STF.

6. Subsequent Events

Throughout 2020, global markets have experienced periods of high volatility triggered by the rapidly evolving public health emergency known as coronavirus (“COVID-19”). As the situation continues to unfold, the extent and duration of the impact that the COVID-19 outbreak may have on financial markets and the economy as a whole remains highly uncertain. If the effects of the COVID-19 outbreak on financial markets and the economy continue for an extended period of time, the fund’s investment results may be adversely affected. Management has evaluated the possibility of these subsequent events and has determined that there are no material events that would require disclosure.